                             AIG MONEY MARKET FUND

                              Investment Adviser:
                          AIG CAPITAL MANAGEMENT CORP.

AIG Money Market Fund (the "Portfolio") is a diversified money market fund that offers investors a convenient and economical way to invest in a professionally managed diversified portfolio of short-term, high quality securities.

This Prospectus offers Class A shares of the Portfolio, which are offered primarily to (a) American International Group, Inc. ("AIG") and any company as to which AIG owns more than 19% of the outstanding capital stock, (b) C.V. Starr & Co., Inc. and its direct and indirect subsidiaries and affiliates, (c) senior executive officers of AIG and their families (collectively referred to as "AIG Persons"), as well as entities controlled by such AIG Persons, and (d) certain employee benefit plans sponsored by AIG.

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely information about The Advisors' Inner Circle Fund (the "Fund") and the Portfolio that a prospective investor should know before investing. The Portfolio is a separate series of the Fund. Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information dated February 28, 1996, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-249-7445. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


February 28, 1996

AIG-F-001-01

                                    SUMMARY

The following provides basic information about the Class A shares of the AIG Money Market Fund (the "Portfolio"). The Portfolio is one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). The Fund also offers Class B Shares of the Portfolio in a separate prospectus. The Class B shares of the Portfolio have a distribution plan pursuant to Rule 12b-1 and are subject to an annual distribution fee. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT IS THE INVESTMENT OBJECTIVE? The Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Portfolio will achieve its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis. See "Investment Objective and Policies."

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIO? The Portfolio will attempt to maintain a constant net asset value of $1.00 per share but there is no assurance that it can do so on a continuous basis. See "Description of Permitted Investments and Risk Factors."

WHAT ARE THE PERMITTED INVESTMENTS? The Portfolio will invest in a broad range of short-term, high quality U.S. dollar denominated money market instruments, which satisfy certain quality, maturity and diversification criteria, including criteria set by applicable laws and regulations. The Portfolio may invest in obligations of the U.S. Treasury and agencies and instrumentalities of the U.S. Government; obligations of domestic banks and U.S. dollar denominated obligations of foreign banks; short-term obligations of domestic and foreign corporate issuers; obligations of supranational entities; obligations of foreign governments; and repurchase agreements involving any of such obligations. See "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? AIG Capital Management Corp. (the "Adviser") serves as the investment adviser of the Portfolio. See "Expense Summary" and "The
Adviser."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the administrator and shareholder servicing agent of the Portfolio. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as the distributor of the Portfolio's shares. See "The Distributor."

IS THERE A SALES LOAD? No, Class A shares of the Portfolio are offered on a no-load basis. See "The Distributor."

IS THERE A MINIMUM INVESTMENT? The Portfolio has no minimum investment requirement for Class A shares. There is, however, a minimum investment requirement of $25,000 for Class B shares.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on a day when the New York Stock Exchange is open for business ("Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order prior to 12:00 p.m. (noon) Eastern time and receives payment with readily available funds prior to 3:00 p.m. Eastern time. To purchase shares by wire, you must first call 1-800-845-3885. Redemption orders placed with the Transfer
         -----
Agent prior to 12:00 p.m. (noon) Eastern time on any Business Day will be effective that Business Day. The purchase and redemption price for shares is the net asset value per share next determined after a purchase or redemption order has been received by the Transfer Agent and becomes effective. The net asset value per share is determined at 1:00 p.m. Eastern time on each Business Day. Shares redeemed on any Business Day will not receive dividends for that day. See "Purchase and Redemption of Shares."

HOW ARE DIVIDENDS PAID? The Portfolio distributes substantially all of its net investment income (exclusive of capital gains) in the form of dividends declared daily and paid monthly. Shares normally begin earning dividends on the Business Day on which a purchase order is effective. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Purchase and Redemption of Shares" and "Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
                                                           AIG MONEY MARKET FUND

                                                                  Class A
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                            None
Maximum Sales Load Imposed on Reinvested Dividends                 None
Deferred  Sales  Load                                              None
Redemption Fees(1)                                                 None
Exchange Fees                                                None
--------------------------------------------------------------------------------

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder, except that certain institutions may be exempt from this wire charge.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets           AIG MONEY MARKET FUND
for the most recent fiscal year)

                                                                   Class A
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers) (2)                               .17%
Other Expenses                                                      .23%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)                     .40%
--------------------------------------------------------------------------------

(2) The Adviser has, on a voluntary basis, agreed to waive all or a portion of its fee and to reimburse certain expenses of the Portfolio. The Adviser reserves the right to terminate its waiver or any reimbursements at any time upon sixty days' notice to the Portfolio in its sole discretion. Absent such waivers, advisory fees for the Class A shares of the Portfolio would be .25% and total operating expenses, which include such advisory fees, would be .47% of the average daily net assets of the Portfolio on an annualized basis.

EXAMPLE

                                                                                AIG MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
                                                                 1 year  3 years  5 years  10 years
-----------------------------------------------------------------------------------------------------

An investor would pay the following expenses on a$1,000
investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                 Class A          $4      $13      $22       $51


------------------------------------------------------  ----------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Portfolio. The information set forth in the foregoing table and example relates only to the Class A shares. The Portfolio also offers Class B shares which are subject to the same expenses except that they are also subject to certain distribution expenses. Additional information may be found under "The Adviser" and "The Administrator."

    FINANCIAL HIGHLIGHTS                    THE ADVISORS' INNER CIRCLE FUND

The following information on Class A shares of the AIG Money Market Fund has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 5, 1995 on the Fund's financial statements as of October 31, 1995 included in the Fund's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Fund's audited financial statements and notes thereto.

For a Class A share of the Portfolio Outstanding Throughout the Period:

                                                                     AIG
                                                                    MONEY
                                                                    MARKET
                                                                     FUND
--------------------------------------------------------------------------------
                                                                   12/1/94(1)
                                                                       TO
                                                                    10/31/95
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........                    $    1.00
--------------------------------------------------------------------------------
Income From Investment Operations:
   Net Investment Income......................                         0.05
--------------------------------------------------------------------------------
Total From Investment Operations..............                         0.05
--------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment Income......                        (0.05)
      Total Distributions.....................                        (0.05)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................                    $    1.00
--------------------------------------------------------------------------------
TOTAL RETURN..................................                         5.75%*
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000)...............                    $ 313,657
Ratios Of Expenses To Average Net Assets......                         0.40%*
Ratio Of Expenses To Average Net Assets
  (Excluding Fee Waivers).....................                         0.47%*
Ratio Of Net Investment Income To Average
  Net Assets..................................                         5.60%*
Ratio Of Net Investment Income to
  Average Net Assets (Excluding Fee Waivers)..                         5.53%*
================================================================================

* Annualized
 (1) The Class A shares of AIG Money Market Fund commenced operations on December 1, 1994.

THE FUND AND THE PORTFOLIO

The Advisors' Inner Circle Fund (the "Fund") offers shares in a number of mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers Class A shares of the Fund's AIG Money Market Fund (the "Portfolio"). The Portfolio offers two classes of shares (Class A and Class B) which provide for variations in distribution costs, voting rights and dividends. Except for these differences, each share of the Portfolio represents an undivided proportionate interest in the Portfolio. Information regarding the Class B shares of the Portfolio and the other mutual funds in the Fund is contained in separate prospectuses that may be obtained by calling 1-800-249-7445.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. It is also a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Portfolio will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

The Portfolio intends to comply with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on Portfolio investments. Under these regulations, the Portfolio will invest in only U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present both minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments and Risk Factors -- Restraints on Investments by Money Market Funds."

In seeking its investment objective, the Portfolio will invest exclusively in
(i) bills, notes and bonds issued by the United States Treasury ("United States Treasury Obligations") and separately traded interest and principal component parts of such obligations ("Stripped Government Securities"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government; (iii) U.S. dollar denominated short-term obligations of issuers rated at the time of investment in the highest rating category for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing) by two or more nationally recognized statistical rating organizations ("NRSROs"), or only one NRSRO if only one NRSRO has rated the security, or, if not rated, as determined by the Adviser to be of comparable quality, consisting of obligations of U.S. and foreign corporations, domestic banks, foreign banks, U.S. and foreign savings and loan institutions; (iv) repurchase agreements with respect to the foregoing;
(v) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (vi) obligations of foreign governments, agencies and instrumentalities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality.

The Portfolio reserves the right to invest more than 25% of its total assets in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to similar regulations as U.S. banks. To the extent that the Portfolio invests more than 25% of its net assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Portfolio may purchase asset-backed securities rated in the highest NRSRO rating category at the time of investment. The Portfolio may invest in securities which pay interest on a variable or floating rate basis. The Portfolio may invest up to 10% of its net assets in restricted securities. In addition, the Portfolio may acquire securities on a when-issued basis and may buy securities which are subject to puts or standby commitments. The Portfolio reserves the right to enter into reverse repurchase agreements and engage in securities lending.

The Portfolio will use NRSROs such as Standard & Poor's and Moody's Investors Service, Inc. when determining security credit ratings.

For a description of the above ratings and additional information regarding the Portfolio's permitted investments see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective and the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of the Portfolio. Fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law. As a money market fund, the Portfolio is subject to additional diversification requirements. See "Description of Permitted Investments - Restraints on Investments by Money Market Funds."

2. Purchase any securities which would cause 25% or more of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3. Make loans, except that the Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

4. Borrow money, except that the Portfolio may (i) enter into reverse repurchase agreements and (ii) borrow money for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of its total assets. Any borrowing will be done from a bank and asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

The foregoing percentages will apply at the time of the purchase of a security, except for the percentage limitations specified in paragraph 4 above, which will apply at all times.

THE ADVISER

AIG Capital Management Corp. (the "Adviser") is an indirect wholly-owned subsidiary of American International Group, Inc., ("AIG"). AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related and financial services activities in the United States and abroad. The Adviser was formed in June, 1994. Its officers and employees include individuals with investment management experience, including experience with short-term investments. The Adviser had not managed a registered investment company prior to its becoming the investment adviser for the AIG Money Market Fund. The Adviser currently serves as the investment adviser to two other registered investment companies: AIG All Ages Funds, Inc. and First Global Equity Portfolio. The principal business address of the Adviser is 70 Pine Street, 20th Floor, New York, New York 10270.

The Adviser serves as the Portfolio's investment adviser and makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .25% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses of the Portfolio to the extent necessary in order to limit net operating expenses, absent distribution costs, to an annual rate of not more than .40% of the average daily net assets of the Class A shares of the Portfolio. The Adviser reserves the right to terminate its waiver or any reimbursements at any time upon sixty days' notice to the Portfolio in its sole discretion. For the fiscal year ended October 31, 1995, the Adviser received (after a partial fee waiver) a fee equal to .17% of the Portfolio's average daily net assets.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .145% of the Portfolio's average daily net assets up to $100 million; .1125% of the Portfolio's average daily net assets from $100 million up to and including $200 million; .07% of the Portfolio's average daily net assets from $200 million up to and including $450 million; and .05% of the Portfolio's average daily net assets over $450 million; provided that the Portfolio is obligated to pay the Administrator a minimum annual fee of $100,000.

The Administrator also serves as shareholder servicing agent for the Portfolio.

THE TRANSFER AGENT

DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as the Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Fund which applies to Class A and Class B shares of the Portfolio. The Class A shares of the Portfolio are offered without distribution fees.

The Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive "usual and customary" compensation.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio may be purchased by qualified investors by contacting the Transfer Agent or by calling 1-800-845-3885. Shares of the Portfolio are offered only to residents of states and other jurisdictions in which the shares are eligible for purchase.

Purchase of shares of the Portfolio may be made on days when the New York Stock Exchange is open for business ("Business Day"). There is no minimum investment requirement for the Class A shares. There is no minimum for subsequent purchases.

PURCHASES BY WIRE TRANSFER

INITIAL PURCHASES: Before making an initial investment by wire, an investor must first telephone 1-800-845-3885 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: DST Systems, Inc., P.O. Box 419009, Kansas City, Missouri 64141-6009.

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 9870600404; Further Credit: AIG Money Market Fund Portfolio. The shareholder's name and account number must be specified in the wire.

SUBSEQUENT PURCHASES: Additional investments may be made at any time through the wire procedures described above, which must include the shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order for Class A shares will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order prior to 12:00 p.m. (noon) Eastern time and receives federal funds before 3:00 p.m. Eastern time. However, an order for Class A shares may be cancelled if federal funds are not received before 3:00 p.m. Eastern time on the same Business Day. Purchases may not be made by check. The purchase price for shares is the net asset value per share next determined after a purchase order has been received by the Transfer Agent and becomes effective.

The Portfolio reserves the right to reject a purchase order when the Distributor or Transfer Agent determines that it is not in the best interest of the Fund and/or its shareholders to accept such order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 12:00 p.m. (noon) Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after an effective redemption order, in good form, is received. Shares redeemed will not receive the dividend declared on that day. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder, except that certain institutions may be exempt from this charge. Shareholders cannot redeem shares of the Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Portfolio does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Shareholders are granted telephone redemption privileges automatically. Neither the Fund nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions are genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

Net asset value per share of the Portfolio is determined at 1:00 p.m. Eastern time on each Business Day, based on the amortized cost method described in the Statement of Additional Information. No certificates representing shares will be issued. The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments, using amortized cost valuations, and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio.

PERFORMANCE

From time to time the Portfolio advertises its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The "current yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a stated seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The performance of Class A shares will normally be higher than that of Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares. Yield quotations are computed separately for the Class A and Class B shares.

The Portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIO

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. The Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Although the Portfolio does not expect to recognize any long-term capital gains, any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be treated as long-term capital gain, regardless of how long the shareholders have held their shares. Generally, distributions from the Portfolio are taxable to shareholders when they are paid. However, dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio will make annual reports to shareholders of the federal income tax status of all distributions. Corporate shareholders should note that Portfolio distributions will not qualify for the dividends-received deduction that is generally available to corporate taxpayers.

Income received on direct United States Government obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Portfolio provided certain state-specific conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct United States Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in their particular state.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale, exchange or redemption of the Portfolio's shares is a taxable event to the shareholder.

Income derived by the Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. The Portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

Additional information concerning taxes is set forth in the Statement of Additional Information.

GENERAL INFORMATION

THE FUND

The Fund, an open-end management investment company that offers shares of diversified portfolios, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") and classes of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Portfolio pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. The Portfolio's expense ratios are disclosed under "Financial Highlights."

TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. The shareholders of each class of the Portfolio will vote separately on matters relating solely to that class. The Portfolio will vote separately on matters relating solely to it. As a Massachusetts business trust, the Fund is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semiannually and audited financial statements annually for the Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to AIG Money Market Fund, c/o The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-249-7445. Purchase and redemption transactions should be made through the Transfer Agent by calling 1-800-845-3885.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends monthly. Shares purchased normally begin earning dividends on the Business Day on which the purchase order relating to such share purchase is effective. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

The amount of dividends payable on Class A shares will be more than those payable on Class B shares because of the distribution fees paid by Class B shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as custodian (the "Custodian") of the Portfolio. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments for the Portfolio, and the associated risk factors:

ASSET-BACKED SECURITIES - Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit or guarantee issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE BANK OBLIGATIONS - Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of 7 days.

OBLIGATIONS OF SUPRANATIONAL ENTITIES - Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and

Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS - Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days.

REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements are agreements by which the Portfolio sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

STANDBY COMMITMENTS AND PUTS - Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

SECURITIES LENDING - In order to generate additional income, the Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. The Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in securities of foreign issuers. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

STRIPPED GOVERNMENT SECURITIES - The Portfolio may purchase Separately Traded Registered Interest and Principal Securities ("STRIPS") that are created when the coupon payments and the principal payment are stripped from an outstanding United States Treasury bond by the Federal Reserve Bank of New York and sold separately. The Portfolio may not actively trade STRIPS.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a remaining term to maturity in excess of 7 days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY SECURITIES - Obligations issued or guaranteed by agencies of the U.S. Government include, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government include, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

                            TABLE OF CONTENTS


SUMMARY................................................................   2
EXPENSE SUMMARY........................................................   4
THE FUND AND THE PORTFOLIO.............................................   6
INVESTMENT OBJECTIVE AND POLICIES......................................   6
INVESTMENT LIMITATIONS.................................................   7
THE ADVISER............................................................   8
THE ADMINISTRATOR......................................................   9
THE TRANSFER AGENT.....................................................   9
THE DISTRIBUTOR........................................................   9
PURCHASE AND REDEMPTION OF SHARES......................................  10
PERFORMANCE............................................................  12
TAXES..................................................................  12
GENERAL INFORMATION....................................................  14
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS..................  15

Fund:
THE ADVISORS' INNER CIRCLE FUND



Portfolio:
AIG MONEY MARKET FUND



Adviser:
AIG CAPITAL MANAGEMENT CORP.



Distributor:
SEI FINANCIAL SERVICES COMPANY



Administrator:
SEI FINANCIAL MANAGEMENT CORPORATION



Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP



Independent Public Accountants:
ARTHUR ANDERSEN LLP



February 28, 1996

                             AIG MONEY MARKET FUND

                              Investment Adviser:
                          AIG CAPITAL MANAGEMENT CORP.

AIG Money Market Fund (the "Portfolio") is a diversified money market fund that offers investors a convenient and economical way to invest in a professionally managed diversified portfolio of short-term, high quality securities.

This Prospectus offers Class B shares of the Portfolio, which are offered primarily to clients of American International Group, Inc. ("AIG"), certain of its subsidiaries and certain of its affiliates, and other institutional and individual investors.

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely information about The Advisors' Inner Circle Fund (the "Fund") and the Portfolio that a prospective investor should know before investing. The Portfolio is a separate series of the Fund. Investors are advised to read this Prospectus and retain it for future reference.

A Statement of Additional Information dated February 28, 1996, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-249-7445. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


February 28, 1996

                                    SUMMARY

The following provides basic information about the Class B shares of the AIG Money Market Fund (the "Portfolio"). The Portfolio is one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). The Fund also offers Class A shares of the Portfolio in a separate prospectus. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT IS THE INVESTMENT OBJECTIVE? The Portfolio seeks to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Portfolio will achieve its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis. See "Investment Objective and Policies."

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIO? The Portfolio will attempt to maintain a constant net asset value of $1.00 per share but there is no assurance that it can do so on a continuous basis. See "Description of Permitted Investments and Risk Factors."

WHAT ARE THE PERMITTED INVESTMENTS? The Portfolio will invest in a broad range of short-term, high quality U.S. dollar denominated money market instruments, which satisfy certain quality, maturity and diversification criteria, including criteria set by applicable laws and regulations. The Portfolio may invest in obligations of the U.S. Treasury and agencies and instrumentalities of the U.S. Government; obligations of domestic banks and U.S. dollar denominated obligations of foreign banks; short-term obligations of domestic and foreign corporate issuers; obligations of supranational entities; obligations of foreign governments; and repurchase agreements involving any of such obligations. See "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? AIG Capital Management Corp. (the "Adviser") serves as the investment adviser of the Portfolio. See "Expense Summary" and "The Adviser."


WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the administrator and shareholder servicing agent of the Portfolio. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as the distributor of the Portfolio's shares. See "The Distributor."

IS THERE A SALES LOAD? Class B shares of the Portfolio are offered without a front-end sales charge. However, Class B shares are subject to a distribution fee of .35% of the average daily net assets of the Class B shares. See "The Distributor."

IS THERE A MINIMUM INVESTMENT? There is a minimum investment requirement of $25,000 which the Distributor may waive at its discretion.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on a day when the New York Stock Exchange is open for business ("Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order prior to 12:00 p.m. (noon) Eastern time and receives payment with readily available funds prior to 3:00 p.m. Eastern time. To purchase shares by wire, you must first call 1-800-845-3885. Redemption orders placed with the Transfer
         -----
Agent prior to 12:00 p.m. (noon) Eastern time on any Business Day will be effective that Business Day. The purchase and redemption price for shares is the net asset value per share next determined after a purchase or redemption order has been received by the Transfer Agent and becomes effective. The net asset value per share is determined at 1:00 p.m. Eastern time on each Business Day. Shares redeemed on any Business Day will not receive dividends for that day. See "Purchase and Redemption of Shares."

HOW ARE DIVIDENDS PAID? The Portfolio distributes substantially all of its net investment income (exclusive of capital gains) in the form of dividends declared daily and paid monthly. Shares normally begin earning dividends on the Business Day on which a purchase order is effective. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Purchase and Redemption of Shares" and "Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES

                                                           AIG MONEY MARKET FUND

                                                                 Class B
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                            None
Maximum Sales Load Imposed on Reinvested Dividends                 None
Deferred  Sales  Load                                              None
Redemption Fees(1)                                                 None
Exchange Fees                                                      None
--------------------------------------------------------------------------------

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder, except that certain institutions may be exempt from this wire charge.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets for the most recent fiscal year)

                                                           AIG MONEY MARKET FUND

                                                                 Class B
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(2)                              .17%
12b-1 Fees                                                        .35%
Other Expenses                                                    .23%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)                   .75%
--------------------------------------------------------------------------------

(2) The Adviser has, on a voluntary basis, agreed to waive all or a portion of its fee and to reimburse certain expenses of the Portfolio. The Adviser reserves the right to terminate its waiver or any reimbursements at any time upon sixty days' notice to the Portfolio in its sole discretion. Absent such waivers, advisory fees for the Class B shares of the Portfolio would be .25% and total operating expenses, which include such advisory fees, would be .85% of the average daily net assets of the Portfolio on an annualized basis.

EXAMPLE

                                                           AIG MONEY MARKET FUND
--------------------------------------------------------------------------------
                                            1 year  3 years  5 years  10 years
--------------------------------------------------------------------------------
An investor would pay the following
expenses on a $1,000 investment
assuming (1) 5% annual return
and (2) redemption at the end of
each time period:

          Class B                           $8      $24      $42      $93
--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Portfolio. The information set forth in the foregoing table and example relates only to the Class B shares. The Portfolio also offers Class A shares which are subject to the same expenses except that they are not subject to distribution fees. Additional information may be found under "The Adviser" and "The Administrator."

Long-term Class B shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD").

FINANCIAL HIGHLIGHTS                         THE ADVISORS' INNER CIRCLE FUND


The following information on Class B shares of the AIG Money Market Fund has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 5, 1995 on the Fund's financial statements as of October 31, 1995 included in the Fund's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Fund's audited financial statements and notes thereto.


For a Class B share of the Portfolio Outstanding Throughout the Period:


                                                               AIG
                                                              MONEY
                                                             MARKET
                                                              FUND
--------------------------------------------------------------------------------
                                                            2/16/94(1)
                                                               TO
                                                            10/31/95
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................     $1.00
--------------------------------------------------------------------------------
Income From Investment Operations:
     Net Investment Income..............................      0.04
Total From Investment Operations........................      0.04
--------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment Income................     (0.04)
     Total Distributions................................     (0.04)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................     $1.00
--------------------------------------------------------------------------------
TOTAL RETURN............................................      5.43%*
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000).........................  $120,482
Ratios Of Expenses To Average Net Assets................      0.75%*
Ratio Of Expenses To Average Net Assets (Excluding Fee
 Waivers)...............................................      0.85%*
Ratio Of Net Income To Average Net Assets...............      5.18%*
Ratio Of Net Income (Loss) to Average
   Net Assets (Excluding Fee Waivers)...................      5.08%*
--------------------------------------------------------------------------------

* Annualized
(1) The Class B shares of AIG Money Market Fund commenced operations on February 16, 1995.

THE FUND AND THE PORTFOLIO

The Advisors' Inner Circle Fund (the "Fund") offers shares in a number of mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers Class B shares of the Fund's AIG Money Market Fund (the "Portfolio"). The Portfolio offers two classes of shares (Class A and Class B) which provide for variations in distribution costs, voting rights and dividends. Except for these differences, each share of the Portfolio represents an undivided proportionate interest in the Portfolio. Information regarding the Class A shares of the Portfolio and the other mutual funds in the Fund is contained in separate prospectuses that may be obtained by calling 1-800-249-7445.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. It is also a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Portfolio will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

The Portfolio intends to comply with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on Portfolio investments. Under these regulations, the Portfolio will invest in only U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that both present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments and Risk Factors -- Restraints on Investments by Money Market Funds."

In seeking its investment objective, the Portfolio will invest exclusively in
(i) bills, notes and bonds issued by the United States Treasury ("United States Treasury Obligations") and separately traded interest and principal component parts of such obligations ("Stripped Government Securities"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government; (iii) U.S. dollar denominated short-term obligations of issuers rated at the time of investment in the highest rating category for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing) by two or more nationally recognized statistical rating organizations ("NRSROs"), or only one NRSRO if only one NRSRO has rated the security, or, if not rated, as determined by the Adviser to be of comparable quality, consisting of obligations of U.S. and foreign corporations, domestic banks, foreign banks, U.S. and foreign savings and loan institutions; (iv) repurchase agreements with respect to the foregoing;
(v) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (vi) obligations of foreign governments, agencies and instrumentalities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality.

The Portfolio reserves the right to invest more than 25% of its total assets in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to similar regulations as U.S. banks. To the extent that the Portfolio invests more than 25% of its assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Portfolio may purchase asset-backed securities rated in the highest NRSRO rating category at the time of investment. The Portfolio may invest in securities which pay interest on a variable or floating rate basis. The Portfolio may invest up to 10% of its net assets in restricted securities. In addition, the Portfolio may acquire securities on a when-issued basis and may buy securities which are subject to puts or standby commitments. The Portfolio reserves the right to enter into reverse repurchase agreements and engage in securities lending.

The Portfolio will use NRSROs such as Standard & Poor's and Moody's Investors Service, Inc. when determining security credit ratings.

For a description of the above ratings and additional information regarding the Portfolio's permitted investments, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective and the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of the Portfolio. Fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law. As a money market fund, the Portfolio is subject to additional diversification requirements. See "Description of Permitted Investments - Restraints on Investments by Money Market Funds."

2. Purchase any securities which would cause 25% or more of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3. Make loans, except that the Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

4. Borrow money, except that the Portfolio may (i) enter into reverse repurchase agreements and (ii) borrow money for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of its total assets. Any borrowing will be done from a bank and asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

The foregoing percentages will apply at the time of the purchase of a security, except for the percentage limitations specified in paragraph 4 above, which will apply at all times.

THE ADVISER

AIG Capital Management Corp. (the "Adviser") is an indirect wholly-owned subsidiary of American International Group, Inc., ("AIG"). AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related and financial services activities in the United States and abroad. The Adviser was formed in June, 1994. Its officers and employees include individuals with investment management experience, including experience with short-term investments. The Adviser had not managed a registered investment company prior to its becoming the adviser for the AIG Money Market Fund. The Adviser currently serves as the investment adviser to two other registered investment companies: AIG All Ages Funds, Inc. and First Global

Equity Portfolio. The principal business address of the Adviser is 70 Pine Street, 20th Floor, New York, New York 10270.

The Adviser serves as the Portfolio's investment adviser and makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .25% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees, and reimburse expenses of the Portfolio to the extent necessary in order to limit net operating expenses, to an annual rate of not more than .75% of the average daily net assets of the Class B shares of the Portfolio. The Adviser reserves the right to terminate its waiver or any reimbursements at any time upon sixty days' notice to the Portfolio in its sole discretion. For the fiscal year ended October 31, 1995, the Adviser received (after a partial fee waiver) a fee equal to .17% of the Portfolio's average daily net assets.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .145% of the Portfolio's average daily net assets up to $100 million; .1125% of the Portfolio's average daily net assets from $100 million up to and including $200 million; .07% of the Portfolio's average daily net assets from $200 million up to and including $450 million; and .05% of the Portfolio's average daily net assets over $450 million; provided that the Portfolio is obligated to pay the Administrator a minimum annual fee of $100,000.

The Administrator also serves as shareholder servicing agent for the Portfolio.

THE TRANSFER AGENT

DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as the Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Fund which applies to Class A and Class B shares of the Portfolio. The Class B shares of the Portfolio have a distribution plan (the "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). As provided in the Distribution Agreement and the Class B Plan, the Fund will pay an annual fee of .35% of the Class B share's average daily net assets to the Distributor as compensation for its services. From this amount the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, subsidiaries and affiliates of AIG, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Fund intends to operate the Class B Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive "usual and customary" compensation.

Certain financial institutions offering shares to their customers may be required to register as dealers pursuant to federal and state laws.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio may be purchased by qualified investors by contacting the Transfer Agent or by calling 1-800-845-3885. Shares of the Portfolio are offered only to residents of states and other jurisdictions in which the shares are eligible for purchase.

Purchase of shares of the Portfolio may be made on days when the New York Stock Exchange is open for business ("Business Day"). The minimum investment in the Class B shares is $25,000; however, the minimum investment may be waived at the Distributor's discretion. There is no minimum for subsequent purchases.

PURCHASES BY WIRE TRANSFER

INITIAL PURCHASES: Before making an initial investment by wire, an investor must first telephone 1-800-845-3885 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: DST Systems, Inc., P.O. Box 419009, Kansas City, Missouri 64141-6009.

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 9870600404; Further Credit: AIG Money Market Fund Portfolio. The shareholder's name and account number must be specified in the wire.

SUBSEQUENT PURCHASES: Additional investments may be made at any time through the wire procedures described above, which must include the shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order for Class B shares will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order prior to 12:00 p.m. (noon) Eastern time and receives federal funds before 3:00 p.m. Eastern time. However, an order for Class B shares may be cancelled if federal funds are not received before 3:00 p.m. on the same Business Day. Purchases may not be made by check. The purchase price for shares is the net asset value per share next determined after a purchase order has been received by the Transfer Agent and becomes effective.

The Portfolio reserves the right to reject a purchase order when the Distributor or Transfer Agent determines that it is not in the best interest of the Fund and/or its shareholders to accept such order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 12:00 p.m. (noon) Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after an effective redemption order, in good form, is received. Shares redeemed will not receive the dividends declared on that day. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder, except that certain institutions may be exempt from this charge. Shareholders cannot redeem shares of the Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Portfolio does not charge for ACH wire transfers;

however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Shareholders are granted telephone redemption privileges automatically. Neither the Fund nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions are genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

Net asset value per share of the Portfolio is determined at 1:00 p.m. Eastern time on each Business Day, based on the amortized cost method described in the Statement of Additional Information. No certificates representing shares will be issued. The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments using amortized cost valuations, and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio.

PERFORMANCE

From time to time the Portfolio advertises its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The "current yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a stated seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The performance of Class A shares will normally be higher than that of Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares. Yield quotations are computed separately for the Class A and Class B shares.

The Portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIO

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. The Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Although the Portfolio does not expect to recognize any long-term capital gains, any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be treated as long-term capital gain, regardless of how long the shareholders have held their shares. Generally, distributions from the Portfolio are taxable to shareholders when they are paid. However, dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio will make annual reports to shareholders of the federal income tax status of all distributions. Corporate shareholders should note that Portfolio distributions will not qualify for the dividends-received deduction that is generally available to corporate taxpayers.

Income received on direct United States Government obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Portfolio provided certain state-specific conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct United States Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in their particular state.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale, exchange or redemption of the Portfolio's shares is a taxable event to the shareholder.

Income derived by the Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. The Portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

Additional information concerning taxes is set forth in the Statement of Additional Information.

GENERAL INFORMATION

THE FUND

The Fund, an open-end management investment company that offers shares of diversified portfolios, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") and classes of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. The Portfolio's expense ratios are disclosed under "Financial Highlights."

TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. The shareholders of each class of the Portfolio will vote separately on matters relating solely to that class. The Portfolio will vote separately on matters relating solely to it. As a Massachusetts business trust, the Fund is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semiannually and audited financial statements annually for the Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to AIG Money Market Fund, c/o The Advisers' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-249-7445. Purchase and redemption transactions should be made through the Transfer Agent by calling 1-800-845-3885.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends monthly. Shares purchased normally begin earning dividends on the Business Day on which the purchase order relating to such share purchase is effective. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

The amount of dividends payable on Class A shares will be more than those payable on Class B shares because of the distribution fees paid by Class B shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as custodian (the "Custodian") of the Portfolio. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of permitted investments for the Portfolio, and the associated risk factors:

ASSET-BACKED SECURITIES - Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit or guarantee issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE BANK OBLIGATIONS - Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of 7 days.

OBLIGATIONS OF SUPRANATIONAL ENTITIES - Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS - Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days.


REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements are agreements by which the Portfolio sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

STANDBY COMMITMENTS AND PUTS - Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

SECURITIES LENDING - In order to generate additional income, the Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. The Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in securities of foreign issuers. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

STRIPPED GOVERNMENT SECURITIES - The Portfolio may purchase separately Traded Registered Interest and Principal Securities ("STRIPS") that are created when the coupon payments and the principal payment are stripped from an outstanding United States Treasury bond by the Federal Reserve Bank of New York and sold separately. The Portfolio may not actively trade STRIPS.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a remaining term to maturity in excess of 7 days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY SECURITIES - Obligations issued or guaranteed by agencies of the U.S. Government include, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government include, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

                               TABLE OF CONTENTS


SUMMARY................................................   2
EXPENSE SUMMARY........................................   4
THE FUND AND THE PORTFOLIO.............................   7
INVESTMENT OBJECTIVE AND POLICIES......................   7
INVESTMENT LIMITATIONS.................................   8
THE ADVISER............................................   9
THE ADMINISTRATOR......................................  10
THE TRANSFER AGENT.....................................  10
THE DISTRIBUTOR........................................  11
PURCHASE AND REDEMPTION OF SHARES......................  11
PERFORMANCE............................................  13
TAXES..................................................  14
GENERAL INFORMATION....................................  15
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS..  17

Fund:
THE ADVISORS' INNER CIRCLE FUND



Portfolio:
AIG MONEY MARKET FUND



Adviser:
AIG CAPITAL MANAGEMENT CORP.



Distributor:
SEI FINANCIAL SERVICES COMPANY



Administrator:
SEI FINANCIAL MANAGEMENT CORPORATION



Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP



Independent Public Accountants:
ARTHUR ANDERSEN LLP



February 28, 1996

                             AIG MONEY MARKET FUND

                              Investment Adviser:
                          AIG CAPITAL MANAGEMENT CORP.

This Statement of Additional Information is not a prospectus and relates only to the Class A and Class B shares of the AIG Money Market Fund (the "Portfolio"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Fund") and the Portfolio. This Statement of Additional Information should be read in conjunction with the Portfolio's Prospectuses dated February 28, 1996, as amended or supplemented from time to time. A copy of the Prospectuses for the Class A and Class B shares of the Portfolio may be obtained by calling 1-800-249-7445.

                               TABLE OF CONTENTS

THE FUND..................................................................  3
DESCRIPTION OF PERMITTED INVESTMENTS......................................  3
INVESTMENT LIMITATIONS....................................................  5
THE ADVISER...............................................................  6
THE ADMINISTRATOR.........................................................  7
THE DISTRIBUTOR...........................................................  8
TRUSTEES AND OFFICERS OF THE FUND.........................................  9
COMPUTATION OF YIELD AND TOTAL RETURN..................................... 12
PURCHASE AND REDEMPTION OF SHARES......................................... 13
DETERMINATION OF NET ASSET VALUE.......................................... 14
TAXES..................................................................... 15
PORTFOLIO TRANSACTIONS.................................................... 17
DESCRIPTION OF SHARES..................................................... 19
SHAREHOLDER LIABILITY..................................................... 20
LIMITATION OF TRUSTEES' LIABILITY......................................... 20
5% SHAREHOLDERS........................................................... 20
EXPERTS................................................................... 21
FINANCIAL INFORMATION..................................................... 21
APPENDIX..................................................................  1

February 28, 1996

AIG-F-003-001

THE FUND

This Statement of Additional Information relates only to the AIG Money Market Fund (the "Portfolio"). The Portfolio is a separate series of The Advisors' Inner Circle Fund (the "Fund"), an open-end management investment company that offers shares of diversified portfolios, established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Shares of the Portfolio may be purchased through two separate classes (Class A and Class B) which provide for variations in distribution fees, voting rights and dividends. Except for these differences, each share of the Portfolio represents an equal proportionate interest in the Portfolio. See "Description of Shares." No investment in shares of the Portfolio should be made without first reading the Portfolio's Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses.

DESCRIPTION OF PERMITTED INVESTMENTS

The following sets forth certain information as a supplement to the "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors" sections of the Prospectuses.

ASSET-BACKED SECURITIES - The Portfolio may invest in asset-backed securities secured by assets including company receivables, truck and auto loans, leases and credit card receivables. The Portfolio may invest in other asset-backed securities that may be created in the future if the Adviser determines they are suitable. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with collateralized mortgage obligations ("CMOs"). In addition, credit card receivables are unsecured obligations of the card holder.

There may be a limited secondary market for asset-backed securities.

SECURITIES OF FOREIGN GOVERNMENTS - The Portfolio may invest in U.S. dollar denominated obligations. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

Certain UNITED STATES GOVERNMENT AGENCIES have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Agencies of the United States Government which issue such obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA") and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., GNMA). Others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality (e.g., FNMA). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

INVESTMENT LIMITATIONS

In addition to the limitations listed in the "Investment Limitations" section in the Prospectuses, the Portfolio may not:

1.   Acquire more than 5% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

4. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Portfolio, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

5. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Portfolio security.

7. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

8. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

9. Purchase or retain securities of an issuer if, to the knowledge of the Portfolio, an officer, trustee, partner or director of the Fund or any investment adviser of the Portfolio owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

10. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

11.  Write puts, calls, options or combinations thereof or invest in warrants.


The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

The Fund and AIG Capital Management Corp. (the "Adviser") have entered into an advisory agreement dated November 21, 1994 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, any ratio of expenses of the Portfolio (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Portfolio are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Portfolio to an extent which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For the fiscal period ended October 31, 1995, the Adviser was paid $548,035 and waived fees of $243,994 with respect to the Portfolio.


The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Fund or, with respect to the Portfolio, by a majority of the outstanding shares of the Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

THE ADMINISTRATOR

The Fund and SEI Financial Management Corporation (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect with respect to the Portfolio until November 21, 1997 and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' written notice to the other party. For the fiscal year ended October 31, 1995, the Administrator received a fee of $331,829 from the Portfolio.

The Fund and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administrator, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator and of SEI. Mr. Greer is the President and Chief Operating Officer of the Administrator and of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, The Compass Capital Group, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FFB Lexicon Funds, First American Investment Funds, Inc., First American Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Fund are parties to a distribution agreement dated November 14, 1991 ("Distribution Agreement") which applies to both Class A and Class B shares of the Portfolio.

The Distribution Agreement will remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding shares of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor will not receive compensation for distribution of Class A shares of the Portfolio. Class B shares are subject to the terms of a distribution plan dated August 8, 1994 (the "Class B Plan").

CLASS B PLAN

The Distribution Agreement and the Class B Plan adopted by the sole initial shareholder of the shares provides that the Class B shares of the Portfolio will pay the Distributor a fee of .35% of the average daily net assets of the Class B shares which the Distributor may use to compensate broker-dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class B Shareholders or their customers who beneficially own Class B shares.

The Fund has adopted the Class B Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Class B Plan must be approved annually by a majority of the Trustees of the Fund and by a majority of the Qualified Trustees. The Class B Plan requires that quarterly written reports of amounts spent under the Class B Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Class B Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Class B shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Qualified Trustees. For the fiscal year ended October 31, 1995, the Distributor received from the Portfolio, pursuant to the Class B Plan, distribution fees in the amount of $130,708, with respect to the Class B shares.

===================================================================
Portfolio    Class     Total        Total Dist.     Amount Paid to
                       Dist.      Expenses as a      3rd Parties by
                     Expenses    % of net assets       SFS for
                                                     Distributor
                                                       Related
                                                       Services
AIG Money      B    $130,707.94          34.69%         $130,707.94
Market
Fund
===================================================================


TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Certain officers of the Trust also serve as Trustees and/or officers of The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, The Compass Capital Group, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FFB Lexicon Funds, First American Investment Funds, Inc., First American Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

ROBERT A. NESHER (DOB 08/17/46) - Trustee* - 8 South Street, Kennebunkport, ME 04046. Retired since 1994. Director, Executive Vice President of SEI Corporation, 1986-1994. Director and Executive Vice President of the Administrator and Distributor, September, 1981-1994.

JOHN T. COONEY (DOB 01/20/27) - Trustee** - 569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner of Morgan, Lewis & Bockius LLP, Counsel to SEI, the Fund, the Administrator and Distributor, for the past five years. Director and Secretary of SEI.

FRANK E. MORRIS (DOB 12/30/23) - Trustee** - 105 Walpole Street, Dover, MA 02030. Peter Drucker Professor of Management, Boston College since 1989. President, Federal Reserve Bank of Boston, 1968-1988.

ROBERT A. PATTERSON (DOB 11/05/17) - Trustee** - 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College.

GENE PETERS (DOB 06/03/29) - Trustee** - 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-
1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978.

JAMES M. STOREY (DOB 04/12/31) - Trustee** - Ten Post Office Square South, Boston, MA 02109. Retired since 1993. Formerly, Partner of Dechert Price & Rhoads (law firm).

DAVID G. LEE (DOB 04/16/52) - President, Chief Executive Officer - Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991-1993). President, GW Sierra Trust Funds before 1991.




SANDRA K. ORLOW (DOB 10/18/53) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI, the Administrator and the Distributor since 1994. Secretary of the Administrator and the Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor (1992-1994). Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

JEFFREY A. COHEN, CPA (DOB 04/22/61) - Controller, Assistant Secretary - Director, International and Domestic Funds Accounting, SEI Corporation since 1991. Audit Manager, Price Waterhouse prior to 1991.

ROBERT B. CARROLL (DOB 02/26/60) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1994. SEC, Division of Investment Management, (1990-1994). Associate, McGuire, Woods, Battle & Boothe (law firm) before 1990.

KATHRYN L. STANTON (DOB 11/19/58) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) (1989-1994).

JOSEPH M. LYDON (DOB 09/27/59) - Vice President, Assistant Secretary - Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Fund Group and Vice President of the Adviser, Dreman Value Management and President of Dreman Financial Services, Inc. prior to 1995.

TODD CIPPERMAN (DOB 02/14/66) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

RICHARD W. GRANT (DOB 10/25/45) - Secretary - 2000 One Logan Square, Philadelphia, PA 19103, Partner of Morgan, Lewis & Bockius LLP (law firm), Counsel to SEI, the Fund, the Administrator and the Distributor for the past five years.

___________________
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal year ended October 31, 1995.

==================================================================================================================
                                                                                                 Total
                                                                                                 Compensation
                                                                                                 From Registrant
                                                                                                 and Fund
                             Aggregate Compensation     Pension or                               Complex* Paid to
                             From Registrant for the    Retirement Benefits    Estimated         Trustees for the
                             Fiscal Year Ended          Accrued as Part of     Annual Benefits   Fiscal Year Ended
Name of Person, Position     October 31, 1995           Fund Expenses          Upon Retirement   October 31, 1995
------------------------------------------------------------------------------------------------------------------
John T. Cooney               $9,429.84                        N/A                    N/A         $9,429.84 for
                                                                                                 services on 1
                                                                                                 board
------------------------------------------------------------------------------------------------------------------
Frank E. Morris              $9,429.84                        N/A                    N/A         $9,429.84 for
                                                                                                 services on 1
                                                                                                 board
------------------------------------------------------------------------------------------------------------------
Robert Patterson             $9,429.84                        N/A                    N/A         $9,429.84 for
                                                                                                 services on 1
                                                                                                 board
------------------------------------------------------------------------------------------------------------------
Eugene B. Peters             $9,429.84                        N/A                    N/A         $9,429.84 for
                                                                                                 services on 1
                                                                                                 board
------------------------------------------------------------------------------------------------------------------
James M. Storey, Esq.        $9,429.84                        N/A                    N/A         $9,429.84 for
                                                                                                 services on 1
                                                                                                 board
------------------------------------------------------------------------------------------------------------------
William A. Doran, Esq.       $0                               N/A                    N/A         $0 for services
                                                                                                 on 1 board
------------------------------------------------------------------------------------------------------------------
Robert A. Nesher             $0                               N/A                    N/A         $0 for services
                                                                                                 on 1 board
==================================================================================================================

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time, the Fund may advertise yield and tax equivalent yield of the Portfolio. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The yield of the Portfolio refers to the annualized income generated by an investment in that Portfolio over a specified 7-day period. The yield is calculated by assuming that the income generated by the investment during that 7-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)/6/-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 7-day period ended October 31, 1995, the end of the Portfolio's most recent fiscal year, the current and effective yield for Class A shares of the Portfolio was 5.46% and 5.61%, respectively, and for Class B shares was 5.11% and 5.24%, respectively.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day when the New York Stock Exchange is open for business. Shares of the Portfolio are offered on a continuous basis.

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of any Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the Portfolio and the maintenance of the Portfolio's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Portfolio of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Portfolio's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Portfolio's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per unit calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if the Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolio in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends.

The securities of the Portfolio are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Portfolio generally must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

Notwithstanding the Distribution Requirement described above, which requires only that the Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. The Portfolio intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

Certain securities purchased by the Portfolio are sold with original issue discount and thus do not make periodic cash interest payments. The Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Any gain or loss recognized on a sale or redemption of shares of the Portfolio by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. If shares of the Portfolio on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the capital gain distribution.

In certain cases, the Portfolio will be required to withhold, and remit to the United States Treasury, 30% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

Dividends to shareholders who are non-resident individuals or entities may be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the Portfolio fails to qualify as a RIC for any taxable year, it will be subject to tax on its taxable income at regular corporate rates. In such an event, all distributions from the Portfolio generally would be eligible for the corporate dividend received deduction.

STATE TAXES

The Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Portfolio shareholders should consult with their tax advisers regarding the state and local tax consequences of investments in the Portfolio.

PORTFOLIO TRANSACTIONS

The Portfolio has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Fund, the Adviser is responsible for placing the orders to execute transactions for the Portfolio. In placing orders, it is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Portfolio will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Portfolio. For the fiscal period ended October 31, 1995, the Portfolio directed no transactions to broker-dealers for research services.


It is expected that the Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolio on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Since the Portfolio does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio' shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Portfolio is required to identify any securities of its "regular brokers or dealers" (such term is defined in the 1940 Act, which the Portfolio has acquired during its most recent fiscal year. As of October 31, 1995, the Portfolio held $15,000,000 of debt securities issued by Merrill Lynch,

$15,000,000 of debt securities issued by Goldman, Sachs & Co. and $15,000,000 of debt securities issued by Morgan Stanley & Co. Incorporated.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and different classes of shares of each portfolio, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares divided into different classes. All consideration received by the Fund for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Fund.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% SHAREHOLDERS

As of February 5, 1996, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of each class of the Portfolio's shares.

AIG MONEY MARKET FUND

           Shareholder                Number of Shares                             %
           -----------                ----------------                            ---
CLASS A:

A.I. LifeAssurance Co. of NY                  72,268,383                              24.30%
70 Pine Street, 19th fl.
New York, New York 10270

AIG Life Insurance Company                    46,068,663                              15.49%
70 Pine Street, 19th fl.
New York, New York 10270

A.I. Aviation Agency                          40,536,564                              13.63%
70 Pine Street, 19th fl.
New York, New York 10270

Transatlantic Reinsurance                     34,038,336                              11.45%
70 Pine Street, 19th fl.
New York, New York 10270

CLASS B:

National Union/MHD                             8,507,712                               7.47%
70 Pine Street, 19th fl.
New York, New York 10270

National Union/Machince Deductible            27,466,236                              24.13%
70 Pine Street, 19th fl.
New York, New York 10270

National Union/Div. 16W                       36,558,088                              32.12%
70 Pine Street, 19th fl.
New York, New York 10270

National Union/Lease Insurance                 5,806,975                               5.10%
70 Pine Street, 19th fl.
New York, New York 10270

The Fund believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency or custodial customers.


EXPERTS

The financial statements in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions are summaries of published ratings.

Commercial paper rated A by Standard & Poor's ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 + and 2, 1 to indicate the relative degree of safety. Issues rated A-1+ are those which possess extremely strong safety characteristics. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of the "highest" quality and "higher" quality respectively on the basis of relative repayment capacity.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch Investors Service, Inc. ("Fitch"). Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small. The designation A1 by IBCA, Inc. ("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND TRUSTEES OF AIG MONEY MARKET FUND OF
THE ADVISORS' INNER CIRCLE FUND:

     We have audited the accompanying statement of net assets of AIG Money Market Fund (one of the funds constituting The Advisors' Inner Circle Fund) as of October 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIG Money Market Fund of The Advisors' Inner Circle Fund as of October 31, 1995, the results of its operations, changes in its net assets, and financial highlights for the period presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 5, 1995

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1995
--------------------------------------------------------------------------------

AIG MONEY MARKET FUND
---------------------------------------------------------

  Face
 Amount                                       Value
 (000)                                        (000)
-----------------------------------------------------
COMMERCIAL PAPER (61.5%)
-----------------------------------------------------
          Associates of North America
$  5,000  5.730%, 11/07/95                   $  4,995
  10,000  5.730%, 11/15/95                      9,978
          Bankers Trust, New York
  10,000  5.765%, 12/29/95                      9,908
          Bil North America
  12,375  5.822%, 01/23/96                     12,211
          Campbell Soup
  10,000  5.769%, 11/21/95                      9,968
          General Electric
   5,000  5.730%, 11/10/95                      4,993
  10,000  5.753%, 11/29/95                      9,956
          General Electric Capital
  10,000  5.740%, 11/10/95                      9,986
   5,000  5.746%, 12/27/95                      4,956
          Goldman Sachs
  15,000  5.762%, 11/21/95                     14,952
          Heinz (H.J.)
  10,000  5.752%, 12/01/95                      9,952
          Hertz
  10,000  5.757%, 11/13/95                      9,981
   6,000  5.757%, 11/22/95                      5,980
          Hitachi America
   7,000  5.739%, 11/03/95                      6,998
   7,200  5.745%, 11/09/95                      7,191
          J.P. Morgan
  15,000  5.737%, 11/06/95                     14,988
          Kellogg
   9,000  5.722%, 11/30/95                      8,959
          Merrill Lynch
  10,000  5.770%, 11/01/95                     10,000
   5,000  5.760%, 11/15/95                      4,989
          Morgan Stanley
  15,000  5.750%, 11/13/95                     14,971
          National Westminster Bancorp
  15,000  5.761%, 11/29/95                     14,933
          Northern States Power
  10,000  5.733%, 11/06/95                      9,992
          Pfizer
  10,000  5.758%, 11/03/95                      9,997
          Sara Lee
  10,000  5.800%, 11/06/95                      9,992
  Face
 Amount                                       Value
 (000)                                        (000)
-----------------------------------------------------
          State Street, Boston
$ 15,000  5.735%, 11/14/95                   $ 14,969
          USAA Capital
   6,000  5.746%, 12/28/95                      5,946
          Wal-Mart Stores
  15,000  5.736%, 11/03/95                     14,994
-----------------------------------------------------
          TOTAL COMMERCIAL PAPER
            (Cost $266,735,408)               266,735
-----------------------------------------------------
TIME DEPOSITS (25.1%)
-----------------------------------------------------
          Bank Austria AG
  20,000  5.875%, 11/01/95                     20,000
          Bank of Nova Scotia
  15,000  5.750%, 11/27/95                     15,000
          Dresdner Bank AG
  20,000  5.875%, 11/01/95                     20,000
          Fifth Third Bank
  20,000  5.875%, 11/01/95                     20,000
          Sun Trust Bank, Atlanta
  20,000  5.875%, 11/01/95                     20,000
          Svenska Handelsbanken
  14,060  5.938%, 11/01/95                     14,060
-----------------------------------------------------
          TOTAL TIME DEPOSIT
            (Cost $109,060,000)               109,060
-----------------------------------------------------
CERTIFICATES OF DEPOSIT (13.8%)

-----------------------------------------------------
          Abbey National
  10,000  5.800%, 01/31/96                     10,000
          Fuji Bank
  10,000  6.310%, 01/05/96                     10,000
          Industrial Bank of Japan
  10,000  5.900%, 11/20/95                     10,000
          Sanwa Bank
   5,000  6.100%, 11/13/95                      5,000
          Societe Generale
  15,000  5.740%, 11/28/95                     15,001
          Sumitomo Bank
  10,000  6.090%, 01/16/96                     10,000
-----------------------------------------------------
          TOTAL CERTIFICATES OF DEPOSIT
            (Cost $60,000,551)                 60,001
-----------------------------------------------------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1995
--------------------------------------------------------------------------------

AIG MONEY MARKET FUND (concluded)
---------------------------------------------------------

  Face
 Amount                                       Value
 (000)                                        (000)
-----------------------------------------------------
          TOTAL INVESTMENTS (100.4%)
            (Cost $435,795,959)              $435,796
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
-----------------------------------------------------
          OTHER ASSETS AND
            LIABILITIES, NET                   (1,657)
-----------------------------------------------------
          TOTAL OTHER ASSETS AND
            LIABILITIES                        (1,657)
-----------------------------------------------------
NET ASSETS:
          Portfolio shares of Class A
            (unlimited authorization -- no
            par value) based on 313,654,621
            outstanding shares of
            beneficial interest               313,654
          Portfolio shares of Class B
            (unlimited authorization -- no
            par value) based on 120,481,679
            outstanding shares of
            beneficial interest               120,482
          Accumulated net realized gain on
            investments                             3
-----------------------------------------------------
          TOTAL NET ASSETS: (100.0%)         $434,139
-----------------------------------------------------
          Net Asset Value, Offering &
            Redemption Price Per Share --
            Class A                             $1.00
          Net Asset Value, Offering &
            Redemption Price Per Share --
            Class B                             $1.00
-----------------------------------------------------

    The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND
For the Period Ending October 31, 1995
--------------------------------------------------------------------------------

                                                                     12/1/94 to
                                                                    10/31/95 (1)
                               AIG MONEY MARKET FUND                   (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                            $ 18,992
                                                                       -------
    Total Investment Income                                             18,992
                                                                       -------
EXPENSES:
  Investment Advisory Fees                                                 792
  Waiver of Investment Advisory Fees                                      (244)
  Administrative Fees                                                      332
  Custodian Fees                                                            39
  Professional Fees                                                         65
  Transfer Agent Fees                                                       41
  Printing Fees                                                             20
  Directors' Fees                                                           18
  Registration and Filing Fees                                             161
  Distribution Fees (2)                                                    131
  Insurance and Other Fees                                                  11
  Amortization of Deferred Organizational Costs                             12
  Pricing Fees                                                               3
  Rating Fees                                                               15
                                                                       -------
      Total Expenses                                                     1,396
                                                                       -------
    Net Investment Income                                               17,596
                                                                       -------
NET REALIZED GAIN FROM SECURITIES SOLD                                       3
                                                                       -------
NET REALIZED GAIN ON INVESTMENTS                                             3
                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 17,599
                                                                       =======

(1) The AIG Money Market Fund Commenced operations on December 1, 1994.
(2) Distribution Fees are incurred at the Class B level which commenced operations on February 16, 1995.

    The accompanying notes are an integral part of the financial statements

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND
For the Period Ending October 31, 1995
--------------------------------------------------------------------------------

                                                                    12/1/94 to
                                                                   10/31/95 (2)
                             AIG MONEY MARKET FUND                    (000)
-------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
  Net Investment Income                                            $     17,596
  Net Realized Gain on Securities                                             3
                                                                   ------------
      Increase in Net Assets Resulting from Operations                   17,599
                                                                   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net Investment Income
    Class A                                                             (15,644)
    Class B                                                              (1,952)
                                                                   ------------
  Total Distributions                                                   (17,596)
                                                                   ------------
SHARE TRANSACTIONS (AT $1.00 PER SHARE):
  Class A
    Shares Issued                                                    14,099,321
    Shares Issued in Lieu of Cash Distributions                          14,200
    Shares Redeemed                                                 (13,799,867)
                                                                   ------------
      Net Class A Share Transactions                                    313,654
                                                                   ------------
  Class B
    Shares Issued                                                       178,792
    Shares Issued in Lieu of Cash Distributions                           1,516
    Shares Redeemed                                                     (59,826)
                                                                   ------------
      Net Class B Share Transactions                                    120,482
                                                                   ------------
Increase in Net Assets From Share Transactions                          434,136
                                                                   ------------
Total Increase in Net Assets                                            434,139
                                                                   ============
NET ASSETS:
  Beginning of Period                                                   --
  End of Period                                                    $    434,139
                                                                   ============

(2) The AIG Money Market Fund Class A and Class B commenced operations on December 1, 1994 and February 16, 1995 respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND
For the Period Ending October 31, 1995
--------------------------------------------------------------------------------
For a Share Outstanding Throughout the Year

                                                                                                                          Ratio
                                                                     Net                                   Ratio         of Net
        Net                                      Net               Assets                    Ratio      of Expenses   Income (Loss)
       Asset                  Distributions     Asset                End        Ratio        of Net     to Average     to Average
       Value        Net         from Net        Value                of      of Expenses     Income     Net Assets     Net Assets
     Beginning   Investment    Investment        End      Total    Period    to Average    to Average   (Excluding     (Excluding
     of Period     Income        Income       of Period   Return    (000)    Net Assets    Net Assets    Waivers)       Waivers)
     ---------   ----------   -------------   ---------   ------   -------   -----------   ----------   -----------   -------------
------------------
AIG MONEY MARKET
------------------
  CLASS A (1)
    1995   $1.00    0.05          (0.05)        $1.00      5.75%*  313,657      0.40%*        5.60%*       0.47%*          5.53%*
  CLASS B (1)
    1995   $1.00    0.04          (0.04)        $1.00      5.43%*  120,482      0.75%*        5.18%*       0.85%*          5.08%*

*  Annualized
(1) The AIG Money Market Fund Class A and Class B commenced operations on December 1, 1994 and February 16, 1995 respectively.

    The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1995

--------------------------------------------------------------------------------

1.  ORGANIZATION:

     THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eleven portfolios. The financial statements herein present those of the AIG Money Market Fund (the "Fund"). The Fund is registered to offer two classes of shares: Class A and Class B. The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held.

2.  SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Fund.

        Security Valuation -- Investment securities are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

        Federal Income Taxes -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

        Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Cost used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

        Net Asset Value Per Share -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of assets, less liabilities, by the number of shares outstanding.

        Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

        Investment securities of the Fund are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

        Expenses -- Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to the portfolios on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized gains and losses of the Fund are allocated to the respective classes on the basis of the relative net asset value each day.

NOTES TO FINANCIAL STATEMENTS (continued)        THE ADVISORS' INNER CIRCLE FUND
October 31, 1995

--------------------------------------------------------------------------------

        Distributions from net investment income are declared daily and paid to Shareholders monthly. Any net realized capital gains are distributed to Shareholders at least annually.

        Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

3.  ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

     The Fund incurred organization costs of $67,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. Organization costs include legal fees of approximately $21,000 for organizational work performed by a law firm of which an officer of the Fund is a partner.

     Certain officers and trustees of the Trust are also officers of SEI Financial Management Company (the "Administrator") and/or SEI Financial Services Company. Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

     The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services at an annual rate of .145% of the Fund's average daily net assets up to $100 million; .1125% of the Fund's average daily assets from $100 million up to and including $200 million; .07% of the Fund's average daily net assets from $200 million up to and including $450 million; and .05% of the Fund's average daily net assets over $450 million. The Fund is obligated to pay the Administrator a minimum annual fee of $100,000.

     The Trust and SEI Financial Services Company ("SFS" or "the Distributor") under which SFS acts as the distributor of the Fund's shares have entered into a Distribution Agreement. The distributor receives no fees for its distribution services under this agreement. The Fund has adopted a Distribution Plan ("the Plan") on behalf of the Class B shares pursuant to Rule 12b-1. The Plan provides for payment to the Distributor at an annual rate of .35% of the average daily net assets of the Class B shares.

     DST Systems, Inc., 811 Main Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)        THE ADVISORS' INNER CIRCLE FUND
October 31, 1995

--------------------------------------------------------------------------------

5.  INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

     The Trust and AIG Capital Management Corp. (the "Advisor") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Advisor receives an annual fee equal to .25% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit operating expenses to not more than
 .40% of the average daily net assets of Class A and not more than .75% of the average daily net assets of Class B. Fee waivers are voluntary and may be terminated at any time.

     CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold in the Fund.

6.  CONCENTRATION OF CREDIT RISK:

     The Fund invests primarily in high quality money market instruments. The Fund maintains a diversified portfolio which currently has a concentration of assets in the banking industry. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in the banking industry.

                                FMC SELECT FUND

                              Investment Adviser:
                              FIRST MANHATTAN CO.


This Prospectus offers shares of the FMC Select Fund (the "Fund"), which is a separate series of The Advisors' Inner Circle Fund (the "Trust").

This Prospectus sets forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated February 28, 1996 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



February 28, 1996



______________

                        THE ADVISORS' INNER CIRCLE FUND

                                    SUMMARY

The following provides basic information about the FMC Select Fund (the "Fund"), one of the mutual funds comprising The Advisors' Inner Circle Fund (the "Trust"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES AND POLICIES? The Fund seeks to obtain a favorable rate of return principally through capital appreciation and to a limited degree through current income by investing in a portfolio of equity and fixed income securities, including money market instruments.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The investment policies of the Fund entail certain risks and considerations of which investors should be aware. The Fund invests in equity and fixed income securities that fluctuate in value, and investors should expect the Fund's net asset value per share to fluctuate in value. The Fund also may invest in securities that have speculative characteristics. See "Investment Objective," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? First Manhattan Co. (the "Adviser") serves as the investment adviser to the Fund. In addition to advising the Fund, the Adviser provides advisory services to individuals, partnerships, trusts, pension and other employee benefit plans, and eleemosynary and other institutions. See "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the administrator and shareholder servicing agent of the Fund. See "The Administrator."

WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as the distributor of the Fund's shares. See "The Distributor."

IS THERE A SALES LOAD?  No, shares of the Fund are offered on a no-load basis.

IS THERE A MINIMUM INVESTMENT? The Fund requires a minimum initial investment of $10,000, and subsequent investments must total $1,000 or more. These minimum purchase requirements may be reduced or waived by the Distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the Distributor.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made on days when the New York Stock Exchange is open for business ("Business Days"). A purchase order will be effective as of the Business Day received by the Fund's Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to 4:00 p.m., Eastern time. To open an account using wired funds, you must first call 1-800-808-4921. Redemption
                                    -----
orders placed prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The Fund also offers both a Systematic Investment Plan and a Systematic Withdrawal Plan. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? The Fund distributes substantially all of its net investment income (exclusive of capital gains) in the form of quarterly dividends. Any realized capital gain is distributed at least annually. Distributions of net investment income and capital gains are paid in additional shares unless the shareholder elects to take the payment in cash. See "General Information - Dividends and Distributions."

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                                FMC SELECT FUND
      Load Imposed on Purchases........................................... None
Sales Load Imposed on Reinvested Dividends................................ None
Deferred Sales Load....................................................... None
Redemption Fees (1)....................................................... None
Exchange Fees............................................................. None

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
         Fee Advisory........................................  .80%
12b-1 Fees...................................................  None
Other Expenses (after reimbursements) (2)(3).................  .30%
           Total Operating Expenses (after reimbursements)... 1.10%

(2) The Adviser has, on a voluntary basis, agreed to reimburse Fund expenses in order to limit the Fund's total operating expenses to a maximum of 1.10% of average daily net assets. The other expenses and total operating expenses shown reflect this voluntary arrangement. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion. Absent such expense reimbursement, the Fund's estimated other expenses and annual total operating expenses for its initial twelve month of operations would be .52% and 1.32% of average daily net assets, respectively, based on a minimum annual administration fee of $75,000. See "The Adviser."

(3) Administration fees will equal .20% of the Fund's average daily net assets at asset levels of $37.5 million. There is a minimum annual administration fee of $75,000. See "The Administrator."

EXAMPLE

                                            1 year   3 years  5 years  10 years
You would pay the following
expenses on a $1,000 investment
in the Fund assuming (1) 5%
annual return and (2)
redemption at the end of each
time period.                                $11      $35      $61      $134

THE EXAMPLE IS BASED UPON TOTAL OPERATING EXPENSES OF THE FUND AFTER EXPENSE REIMBURSEMENTS AS SHOWN IN THE EXPENSE TABLE. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Fund. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

The following information on the FMC Select Fund has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 5, 1995 on the Fund's financial statements as of October 31, 1995 included in the Fund's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Fund's audited financial statements and notes thereto.

For a Share of the Portfolio Outstanding Throughout the Period:


                                                                  FMC
                                                                 SELECT
                                                                  FUND
                                                                5/8/95(2)
                                                                   to
                                                                10/31/95
NET ASSET VALUE, BEGINNING OF PERIOD.......................       $10.00
Income From Investment Operations:
     Net Investment Income.................................         0.10
     Realized and Unrealized
     Gains or Losses on Securities.........................         0.96
Total From Investment Operations...........................         1.06
Less Distributions:
Distributions From Net Investment Income...................        (0.09)
Distributions from Capital Gains...........................           --
     Total Distributions...................................        (0.09)
NET ASSET VALUE, END OF PERIOD.............................       $10.97
TOTAL RETURN(1)............................................        10.60%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000)............................      $27,202
Ratios Of Expenses To Average Net Assets...................         1.10%*
Ratio Of Expenses To Average Net Assets
  (Excluding Reimbursements)...............................         1.57%*
Ratio Of Net Income To Average
  Net Assets...............................................         1.96%*
Ratio Of Net Income (Loss) to Average
  Net Assets (Excluding Reimbursements)....................         1.49%*
Portfolio Turnover Rate....................................         1.87%

 * Annualized
 (1) Total Return is cumulative since inception.
 (2) The FMC Select Fund commenced operations on May 8, 1995.

THE TRUST AND THE FUND

The Advisors' Inner Circle Fund (the "Trust") is designed to provide a convenient and economic means of investing in professionally managed portfolios of securities by offering shares in a number of diversified mutual funds, each of which is a separate series ("fund") of the Trust. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the FMC Select Fund (the "Fund").

INVESTMENT OBJECTIVE

The Fund seeks a favorable rate of return principally through capital appreciation and to a limited degree through current income. There can be no assurance that the Fund will be able to achieve its investment objective.

GENERAL INVESTMENT POLICIES

The Fund invests principally in equity securities, and to a limited degree in fixed income securities, including money market instruments. The Fund ordinarily will invest a predominant portion of its assets (75%-85%) in equity securities and the remainder in fixed income securities, including money market instruments. The exact percentage of the Fund's assets invested in equity and fixed income securities will vary from time to time in accordance with the Adviser's assessment of investment opportunities.

EQUITY SECURITIES.  The equity securities in which the Fund may invest are
-----------------
common stocks, preferred stocks, and convertible securities of domestic companies, as well as warrants to purchase such securities. The Adviser may also purchase U.S. dollar-denominated equity securities (including Depositary Receipts) and preferred stocks (including preferred stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stocks, and shares of closed-end investment companies. The Fund may purchase equity securities that are traded on registered exchanges or the over-the-counter market in the United States.

In selecting equity securities for the Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities of companies with strong balance sheets, favorable returns on equity and businesses of which the Adviser's fund managers have an understanding, and in equity securities of companies where all of these factors may not be present, but whose shares sell at a market valuation below their perceived intrinsic value.


FIXED INCOME SECURITIES.  The fixed income securities that may be purchased by
-----------------------
the Fund are: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); (ii) dollar denominated corporate bonds and debentures of U.S. and foreign companies that are rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's"), or are unrated but of comparable quality as determined by the Adviser; (iii) mortgage-backed securities that are issued or guaranteed by a U.S. Government agency or that are privately-issued collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the top two categories by S&P or Moody's; (iv) high quality commercial paper; (v) securities issued by the Government of Canada and supranational agencies such as the World Bank; (vi) asset-backed securities rated in one of the top two categories by S&P or Moody's; (vii) short-term debt obligations of U.S. and foreign banks; (viii) zero coupon securities; (ix) money market instruments; and (x) repurchase agreements.

Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. In S&P's view, whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Bonds rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the view of Moody's, such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. In the event any fixed income security held by the Fund is downgraded below the applicable rating category set forth above, the Adviser will review the security and determine whether to retain or dispose of it.

In selecting fixed income securities for the Fund, the Adviser will seek added returns from the long-term compounding of incremental yields rather than from attempting to anticipate bond market price swings. The sources of incremental returns are (1) the higher yields on corporate and government agency securities compared to U.S. Treasury securities and (2) mispriced prepayment options. The fixed income component of the Fund ordinarily will consist of securities with a duration of up to eight years. Interest rate forecasting will not play a significant role in the Adviser's fixed income investment strategy.

Auxiliary Policies.
-------------------
Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

The Fund also may invest up to 5% of its total assets in convertible debt securities rated Caa or higher by Moody's or CCC or higher by S&P, Duff & Phelps Corporation or Fitch Investor Services, Inc. While the Adviser will purchase such securities with a view to the capital appreciation potential associated with the underlying equity security, below investment- grade issues, otherwise known as "junk bonds," present special risks. See the "Description of Permitted Investments and Risk Factors."

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser may invest up to 100% of the Fund's assets in cash or money market instruments.

It is anticipated that the annual portfolio turnover rate for the Fund will not exceed 100%.

For a description of the permitted investments of the Fund and the associated risk factors, see "Description of Permitted Investments and Risk Factors." For a description of ratings, see the Appendix to the Statement of Additional Information.

RISK FACTORS

Equity Securities - Investments in common stocks are subject to market risks
-----------------
which may cause their prices to fluctuate over time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

Fixed Income Securities - The market value of fixed income investments will
-----------------------
generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Options - Risks associated with options transactions include: (1) the success
-------
of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for an option; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Securities of Foreign Issuers - There are certain risks connected with
-----------------------------
investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other government restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions of foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and the difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

INVESTMENT LIMITATIONS

The investment objective of the Fund and the investment limitations set forth below and in the Statement of Additional Information are fundamental policies of the Fund. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not:
-----------------

1. Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in U.S. Government securities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry, (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry, and (iii) supranational entities will be considered to represent one industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets. The Fund will not purchase additional securities while borrowings exceed 5% of its assets.

As relating to investment limitation numbers 1 and 2, the foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISER

First Manhattan Co. is a professional investment management firm organized as a limited partnership that was founded in 1964. Because of the amount of his ownership of the firm's outstanding partnership interests, Mr. David S. Gottesman is deemed to control the Adviser. As of December 31, 1995, the Adviser had management authority with respect to approximately $6.0 billion of assets. The principal business address of the Adviser is 437 Madison Avenue, New York, New York 10022.

The Adviser serves as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. In addition to advising the Fund, the Adviser provides advisory services to individuals, partnerships, trusts, pension and other employee benefit plans, and eleemosynary and other institutions.



A. Byron Nimocks and Bernard C. Groveman, CFA, general partners of the Adviser since 1990 and 1994, respectively, manage the equity component of the Fund. From 1990-1993, Mr. Groveman was a portfolio manager with the Adviser.

William K. McElroy, a Managing Director of the Adviser, manages the fixed income component of the Fund. Mr. McElroy has been a portfolio manager with the Adviser since 1987.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Fund. This fee is higher than the fee paid by most other investment companies, but is believed to be commensurate with fees paid by investment companies with similar investment objectives, policies and asset levels. The Adviser has voluntarily agreed to reimburse certain of the Fund's expenses in order to limit total operating expenses of the Fund to not more than 1.10% of its average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its expense reimbursement at any time. For the fiscal period ended October 31, 1995, the Adviser received a fee (after reimbursements) equal to .33% of the Fund's average daily net assets.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% when the Fund's assets reach 37.5 million of the average daily net assets of the Fund. The Administrator's fee is subject to an annual minimum of $75,000.

The Administrator also serves as shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust.

THE TRANSFER AGENT

DST Systems, Inc., 210 W. 10th Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI, serves as the Trust's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the shares of the Fund.

FUND TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select broker-dealers that will execute the purchase or sale of securities for the Fund and directs the Adviser to seek to obtain the best net results. The Fund may execute all or a substantial portion of its brokerage or other agency transactions through the Adviser, and may execute agency transactions through the Distributor, for which each may receive usual and customary compensation.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of the Fund directly through the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009, or by contacting the Adviser. Shareholders may place purchase and redemption orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Fund may be made on days when the New York Stock

Exchange is open for business ("Business Day"). Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase.


The minimum initial investment in the Fund is $10,000, and subsequent purchases must be at least $1,000. These minimum purchase requirements may be reduced or waived by the Distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the Distributor. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan must be at least $100.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the FMC Select Fund) for $10,000 or more, together with a completed Account Application, to the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009. Subsequent investments may also be mailed directly to the Transfer Agent.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 9870601087; Further Credit: FMC Select Fund. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent, DST Systems, Inc., P.O. Box 419009, Kansas City, Missouri 64141-6009.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of the Fund is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Fund.

If a check received for the purchase of shares does not clear, the purchase will be cancelled, and the investor could be liable for any losses or fees incurred. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value of the Fund next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer or Automated Clearing House ("ACH") wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of the Fund by Federal Reserve wire on Federal holidays restricting wire transfers. The Trust does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

SYSTEMATIC WITHDRAWAL PLAN - The Fund offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $25,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-932-7781.


Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

Neither the Trust nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

The net asset value per share of the Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on any Business Day. The Fund will use a pricing service to provide market quotations. The pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security.

PERFORMANCE

From time to time, the Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Fund refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of the Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Fund are sold with original issue discount and thus do not make periodic cash interest payments. For a further description of such securities, see "Description of Permitted Investments and Risk Factors" below. The Fund will be required to include as part of its current income a portion of the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell fund securities to distribute such accreted income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. government obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Fund provided certain state-specific conditions are satisfied. The Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular state.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax. Such distributions will be invested in additional shares of the Fund unless the investor has chosen to receive distributions in cash.

Sale, exchange or redemption of the Fund's shares is a taxable event to the shareholder.

GENERAL INFORMATION

THE TRUST

The Trust, an open-end investment management company that offers shares of diversified portfolios, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series of shares. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds. Information regarding the other funds of the Trust is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.

The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Each Portfolio's expense ratios are disclosed under "Financial Highlights." Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

As of February 9, 1996, the First Manhattan Co. Thrift Plan and Trust (New York,
NY), the participants in which are the partners and employees of the Adviser, owned a controlling interest in the Fund as defined by the Investment Company Act of 1940.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually to shareholders of record for the Fund. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries not involving orders to purchase or redeem shares may be directed to the FMC Select Fund, c/o The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781. Purchases and redemptions of shares may be made through the Transfer Agent by calling 1-800-808-4921.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (excluding capital gain) of the Fund is distributed in the form of quarterly dividends. Shareholders of record on the last Business Day of each quarter will be entitled to receive the quarterly dividend distribution. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH wire transfer.

Dividends and other distributions of the Fund are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 serves as the custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of certain permitted investments and associated risk factors for the Fund:

ASSET-BACKED SECURITIES - Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities generally are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

BANK OBLIGATIONS - Debt obligations issued by U.S. and foreign banks, including bankers' acceptances (bills of exchange or time draft drawn on and accepted by commercial banks and used by corporations to finance the shipment and storage of goods and to furnish dollar exchange), certificates of deposit (negotiable interest bearing instruments with specific maturities issued by banks and savings and loan institutions in exchange for the deposit of funds), and time deposits (non-negotiable receipts issued by banks in exchange for the deposit of funds that earn a specified rate of interest over a definite period of time).

COMMERCIAL PAPER - Unsecured short-term promissory notes issued by corporations and other entities. The maturities on these issues vary from a few days to nine months.

CONVERTIBLE SECURITIES - Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature (which may be mandatory or optional), the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

High Risk, High Yield Convertible Securities - Fixed income securities
--------------------------------------------
(including convertible securities) rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

CORPORATE BONDS - Debt instruments issued by a private corporation, as distinct from one issued by a governmental agency or municipality. Corporate bonds generally have the following features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity; and (4) they are traded on major exchanges.

EQUITY SECURITIES - Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may therefore be more suitable for long-term investors.

FIXED INCOME SECURITIES - The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes
                                  ---- ----
in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

INVESTMENT COMPANY SECURITIES - The Fund's purchase of investment company securities will result in the layering of expenses. The Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns in the aggregate (1) more than 3% of the total outstanding voting stock of the acquired company, (2) securities issued by the acquired company having an aggregate value of 5% of the value of the total assets of the Fund, or (3) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

MONEY MARKET INSTRUMENTS -- These high quality, short-term debt instruments consist of U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by high quality banks or savings & loan associations; commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

MORTGAGE BACKED SECURITIES - The Fund may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. Government agency. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and the Federal Home Loan Mortgage Corporation. The Fund may also purchase CMOs and REMICs issued by governmental and non-governmental entities. The mortgages backing these securities include conventional 30 year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage backed securities' market value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

OPTIONS - A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

The Fund may purchase put and call options to protect against a decline in the market value of the securities in its fund or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. When purchasing put and call options, the Fund pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When the Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. The Fund may purchase and write options only on an exchange.

Risk Factors.  Risks associated with options transactions include:  (1) the
------------
success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REPURCHASE AGREEMENTS - Agreements by which a person obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of the Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Repurchase agreements are considered to be loans by the Fund.

SECURITIES OF FOREIGN ISSUERS - The Fund will purchase only those securities of foreign issuers (including American Depositary Receipts or "ADRs") that are traded on registered exchanges or the over-the-counter market in the United States. ADRs are typically issued by a U.S. financial institution and evidence ownership of underlying securities issued by a foreign issuer. Investments in securities of foreign issuers are subject to special risks such as future adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, greater fluctuation in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions. Foreign securities issuers are often subject to accounting treatment and engage in business practices different from those respecting domestic securities issuers.

SECURITIES LENDING -- In order to generate additional income, the Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. The Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

U.S. GOVERNMENT SECURITIES - Certain federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., obligations of the Government National Mortgage Association ("GNMA")) or are guaranteed by the

Treasury. Issues of other agencies or instrumentalities are supported only by the issuing agency's right to borrow from the Treasury or by the credit of the agency or instrumentality (e.g., the Federal National Mortgage Association ("FNMA")). Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund.

U.S. TREASURY SECURITIES - U.S. Treasury securities consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE SECURITIES - Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

WHEN-ISSUED TRANSACTIONS - The Fund may enter into forward commitments or purchase securities on a when-issued basis, in which case delivery and payment normally take place at a future date. The interest rate on these securities is fixed as of the purchase date although no interest accrues until the settlement date. These securities are subject to market fluctuation due to changes in market interest rates during the period between the purchase date and the delivery date.

ZERO COUPON SECURITIES - Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

Please see the Statement of Additional Information for more information about the permitted investments of the Fund.

                               TABLE OF CONTENTS


SUMMARY................................................   2
EXPENSE SUMMARY........................................   4
FINANCIAL HIGHLIGHTS...................................   5
THE TRUST AND THE FUND.................................   6
INVESTMENT OBJECTIVE...................................   6
GENERAL INVESTMENT POLICIES............................   6
RISK FACTORS...........................................   8
INVESTMENT LIMITATIONS.................................   9
THE ADVISER............................................  10
THE ADMINISTRATOR......................................  11
THE TRANSFER AGENT.....................................  11
THE DISTRIBUTOR........................................  11
FUND TRANSACTIONS......................................  11
PURCHASE AND REDEMPTION OF SHARES......................  11
PERFORMANCE............................................  14
TAXES..................................................  15
GENERAL INFORMATION....................................  16
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS..  18

Fund:
FMC SELECT FUND



Adviser:
FIRST MANHATTAN CO.



Trust:
THE ADVISORS' INNER CIRCLE FUND



Distributor:
SEI FINANCIAL SERVICES COMPANY



Administrator:
SEI FINANCIAL MANAGEMENT COMPANY



Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP



Independent Public Accountants:
ARTHUR ANDERSEN LLP



February 28, 1996

                                FMC SELECT FUND

                                   A FUND OF:
                        THE ADVISORS' INNER CIRCLE FUND

                              INVESTMENT ADVISER:
                              FIRST MANHATTAN CO.

This Statement of Additional Information is not a prospectus and relates only to the FMC Select Fund (the "Fund"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Fund and should be read in conjunction with the Fund's prospectus dated February 28, 1996. The Prospectus for the Fund may be obtained by calling 1-800-932-7781.

                               TABLE OF CONTENTS

THE TRUST AND THE FUND                   S-3

DESCRIPTION OF PERMITTED INVESTMENTS...   S-3

INVESTMENT LIMITATIONS.................   S-6

THE ADVISER............................   S-8

THE ADMINISTRATOR......................   S-9

THE DISTRIBUTOR........................  S-10

TRUSTEES AND OFFICERS OF THE TRUST.....  S-10

COMPUTATION OF YIELD AND TOTAL RETURN..  S-13

PURCHASE AND REDEMPTION OF SHARES......  S-14

DETERMINATION OF NET ASSET VALUE.......  S-14

TAXES..................................  S-15

FUND TRANSACTIONS......................  S-16

DESCRIPTION OF SHARES..................  S-18

SHAREHOLDER LIABILITY..................  S-18

LIMITATION OF TRUSTEES' LIABILITY......  S-18

5% SHAREHOLDERS........................  S-19

EXPERTS................................  S-19

FINANCIAL STATEMENTS...................  S-19

APPENDIX...............................   A-1

February 28, 1996

FMC-F-002-01

THE TRUST AND THE FUND

This Statement of Additional Information ("Statement") relates only to the FMC Select Fund (the "Fund"). The Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), an open-end investment management company that offers shares of diversified portfolios established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. See "Description of Shares." No investment in shares of a fund should be made without first reading that fund's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Fund.

DESCRIPTION OF PERMITTED INVESTMENTS

MORTGAGE BACKED SECURITIES

The Fund may invest in securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Fund may invest in MORTGAGE BACKED SECURITIES consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICS"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REPURCHASE AGREEMENTS are agreements by which a person (e.g., the Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy

Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

The Fund will only invest in investment grade fixed income securities; however, it may hold up to 5% of its total assets in convertible debt securities which are rated as low as Caa by Moody's or CCC by S&P. Such below investment grade instruments are high risk, high yield securities (known as "JUNK BONDS") that involve greater risk of default or price declines than investment grade securities due to changes in the issuers' creditworthiness and the outlook for economic growth. The market for these securities may be thinner and less active causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security. For these reasons, it is the Fund's policy to use such ratings in conjunction with the Adviser's own independent, ongoing review of credit quality.

The Fund may invest in VARIABLE AMOUNT MASTER DEMAND NOTES which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

The Fund may invest in WHEN-ISSUED SECURITIES. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place at a future date. The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the Custodian, and the Fund will maintain liquid assets (cash, U.S. Government obligations, or liquid, high quality debt obligations) in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

INVESTMENT COMPANY SHARES

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the portfolio's usual expenses. See also "Investment Limitations."

INVESTMENT LIMITATIONS

The following policies are, except for policies 3, 6, 8 and 10, non-fundamental policies of the Fund. Non-fundamental polices may be changed or eliminated by the Trust's Board of Trustees without a vote of the Fund's shareholders. The term "majority of the outstanding shares" of the Fund or the Trust, respectively, means the vote of (i) 67% or more of the Fund's or the Trust's shares present at a meeting, if more than 50% of the outstanding shares of the Fund or the Trust are present or represented by proxy, or (ii) more than 50% of the Fund's or the Trust's outstanding shares, whichever is less.

The Fund may not:

1.   Acquire more than 10% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Borrowings from a bank require asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. All borrowings in excess of 5% of total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities, and may enter into repurchase agreements, as described in the Prospectus and in this Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

6. Purchase or sell real estate, real estate limited partnership interests or commodities provided that this shall not prevent the Fund from investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, and real estate investment trusts which deal in real estate or interests therein, and provided further that this shall not prevent the Fund from investing in commodities contracts relating to financial instruments.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and may sell securities short "against the box."

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

10. Issue senior securities (as defined in the Investment Company Act of 1940) except as permitted by rule, regulation or order of the Securities and Exchange Commission.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

13. Invest in illiquid securities. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days, at approximately the value at which the Fund has valued the instrument. Illiquid securities include repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

14. The Fund may invest in warrants in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security as to each limitation except number 3.

THE ADVISER

The Trust and First Manhattan Co. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of the Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

To the extent the Fund is registered in the State of California and purchases securities of open-end investment companies, the Adviser will waive its fee on the portion of the Fund's assets placed therein.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

THE ADMINISTRATOR

The Trust and SEI Financial Management Corporation (the "Administrator") have entered into an Administration Agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect with respect to the Fund for a period of five years after commencement of operations of the Fund and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party. For the fiscal period ended October 31, 1995, the Administrator received fees of $36,370 for the Fund.

The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.


The Administrator, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator and of SEI. Mr. Greer is the President and Chief Operating Officer of the Administrator and of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, The Compass Capital Group, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FFB Lexicon Funds, First American Investment Funds, Inc., First American Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for the distribution of shares of the Fund.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 E. Swedesford Road, Wayne, Pennsylvania 19087-1658. Certain officers of the Trust also serve as Trustees and/or officers of The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, The Compass Capital Group, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FFB Lexicon Funds, First American Investment Funds, Inc., First American Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

ROBERT A. NESHER (DOB 08/17/46) - Trustee* - 8 South Street, Kennebunkport, ME 04046. Retired since 1994. Director, Executive Vice President of SEI Corporation, 1986-1994. Director and Executive Vice President of the Administrator and Distributor, September, 1981-1994.

JOHN T. COONEY (DOB 01/20/27) - Trustee** - 569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner of Morgan, Lewis & Bockius LLP, Counsel to SEI, the Trust, the Administrator and Distributor, for the past five years.
Director and Secretary of SEI.

FRANK E. MORRIS (DOB 12/30/23) - Trustee** - 105 Walpole Street, Dover, MA 02030. Peter Drucker Professor of Management, Boston College since 1989. President, Federal Reserve Bank of Boston, 1968-1988.

ROBERT A. PATTERSON (DOB 11/05/17) - Trustee** - 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College.

GENE PETERS (DOB 06/03/19) - Trustee** - 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of

Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978.

JAMES M. STOREY (DOB 04/12/31) - Trustee** - Ten Post Office Square South, Boston, MA 02109. Retired since 1993. Formerly, Partner of Dechert Price & Rhoads (law firm).

DAVID G. LEE (DOB 04/16/52) - President, Chief Executive Officer - Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991-1993). President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI, the Administrator and the Distributor since 1994. Secretary of the Administrator and the Distributor since 1994.
Vice President and Assistant Secretary of SEI, the Administrator and the Distributor (1992-1994). Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

JEFFREY A. COHEN, CPA (DOB 04/22/61) - Controller, Assistant Secretary - Director, International and Domestic Funds Accounting, SEI Corporation since 1991. Audit Manager, Price Waterhouse prior to 1991.

ROBERT B. CARROLL (DOB 02/26/60) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1994. SEC, Division of Investment Management, (1990-1994). Associate, McGuire, Woods, Battle & Boothe (law firm) before 1990.

KATHRYN L. STANTON (DOB 11/19/58) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) (1989-1994).

JOSEPH M. LYDON (DOB 09/27/59) - Vice President, Assistant Secretary - Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Fund Group and Vice President of the Adviser, Dreman Value Management and President of Dreman Financial Services, Inc. prior to 1995.

TODD CIPPERMAN (DOB 02/14/66) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

RICHARD W. GRANT (DOB 10/25/45) - Secretary - 2000 One Logan Square, Philadelphia, PA 19103, Partner of Morgan, Lewis & Bockius LLP (law firm), Counsel to SEI, the Trust, the Administrator and the Distributor for the past five years.

-----------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Trust.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator.

The following table exhibits Trustee compensation for the fiscal year ended October 31, 1995.


                                                                                               Total Compensation
                                                                                                From Registrant
                                                                                               and Trust Complex*
                                                                                                Paid to Trustees for
                             Aggregate Compensation        Pension or                           the Fiscal Year
                              From Registrant for the     Retirement Benefits  Estimated       Ended October 31,
                               Fiscal Year Ended      Accrued as Part of        Annual Benefits       1995
Name of Person, Position       October 31, 1995         Trust Expenses           Upon
                                                                              Retirement






John T. Cooney                             $9,429.84          N/A                 N/A         $9,429.84 for
                                                                                              services on 1 board

Frank E. Morris                            $9,429.84          N/A                 N/A         $9,429.84 for
                                                                                              services on 1 board

Robert Patterson                           $9,429.84          N/A                 N/A         $9,429.84 for
                                                                                              services on 1 board

Eugene B. Peters                           $9,429.84          N/A                 N/A         $9,429.84 for
                                                                                              services on 1 board

James M. Storey, Esq.                      $9,429.84          N/A                 N/A         $9,429.84 for
                                                                                              services on 1 board

William M. Doran, Esq.                     $       0          N/A                 N/A         $0 for services on 1
                                                                                              board
Robert A. Nesher                           $       0          N/A                 N/A         $0 for services on 1
                                                                                              board
===================================================================================================================

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise its yield and total return of the Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2 [((a-b)/cd + 1)/6/ - 1)] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1995, the yield for the Fund was 1.44%.

The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


For the period from May 8, 1995 (commencement of operations) through October 31, 1995, the total return for the Fund was 10.60%.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on any Business Day. Shares of the Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind, readily marketable securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls or which are engaged in the same, similar or related trades or business.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on December 31st of that year, plus certain other amounts.

Any gain or loss recognized on a sale or redemption of shares of the Fund by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. If shares of the Fund on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Fund that such shareholder is not subject to backup withholding.

If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

STATE TAXES

The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FUND TRANSACTIONS

The Fund has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Trust, the Adviser is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Fixed income securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing fixed income portfolio securities transactions of the Fund will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Fund.

It is expected that the Fund will execute all or substantially all of the Fund's brokerage or other agency transactions through the Adviser, and may execute agency transactions through the Distributor, for a commission in conformity with the Investment Company Act of 1940, the Securities Exchange Act of 1934 and rules promulgated by the Securities and Exchange Commission (the "SEC"). Under these provisions, the Adviser and the Distributor are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange. These rules further require that commissions paid to the Adviser or the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Adviser and the Distributor and will review these procedures periodically. For the fiscal period ended October 31, 1995, the Fund paid no brokerage commission to the Distributor. For the fiscal period ended October 31, 1995, all securities transactions for the Fund were directed to the Adviser. The aggregate brokerage commissions paid for the fiscal period ended October 31, 1995 was $51,140.

For the fiscal period ended October 31, 1995, the portfolio turnover rate for the Fund was 1.87%.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the

Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


5% SHAREHOLDERS

As of February 9, 1996, the First Manhattan Co. Thrift Plan and Trust, the participants in which are the partners and employees of the Adviser, held 5% of the shares of the Fund.

Shareholder         %
-----------         -

First Manhattan Co.  53%
Thrift Plan
Attn: Neal K. Stearns
437 Madison Avenue
New York, NY  10022-17001

EXPERTS

The financial statements in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

Commercial paper rated A-1 by S&P is regarded by S&P as having the greatest capacity for timely payment. Ratings are further refined by the use of a plus sign to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong safety characteristics." Those rated A-1 reflect a "strong" degree of safety regarding timely payment.

Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of "superior" quality on the basis of relative repayment capacity.

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by S&P and Moody's, respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualifies as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated `BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

Debt rate `B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The `B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

Debt rated `CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds rated Baa by Moody's are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
FMC Select Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of FMC Select Fund (one of the funds constituting The Advisors' Inner Circle Fund) as of October 31, 1995, and the related statements of operations, changes in net assets and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Select Fund of The Advisors' Inner Circle Fund as of October 31, 1995, the results of its operations, changes in its net assets, and financial highlights for the period presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 5, 1995

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                                      Market
                                                                       Value
FMC SELECT FUND                                           Shares       (000)
-----------------------------------------------------------------------------
COMMON STOCK 84.8%
AUTO & TRUCK RELATED 1.5%
 Mark IV Industries                                        21,400     $   417
                                                                      -------
BANKS 10.8%
 Charter One Financial                                      7,300         207
 Commercial Federal*                                       16,300         536
 Compass Bancshares                                        15,400         477
 Dime Bancorp*                                             52,100         554
 North Fork Bancorporation,
  New York                                                 31,500         689
 TF Financial                                              32,000         476
                                                                      -------
                                                                        2,939
                                                                      -------
BASIC CHEMICALS 4.2%
 Rohm & Haas                                                4,000         221
 W R Grace                                                 16,700         931
                                                                      -------
                                                                        1,152
                                                                      -------
CONSUMER PRODUCTS 8.8%
 Colgate Palmolive                                          5,100         353
 Ekco Group                                               168,600         949
 Gillette                                                  11,400         551
 Warner Lambert                                             6,400         545
                                                                      -------
                                                                        2,398
                                                                      -------
FINANCIAL SERVICES 11.4%
 Federal Home Loan Mortgage Corporation                    15,400       1,066
 Fidelity National Financial                               36,000         572
 Marsh & McLennan                                           4,200         344
 Northern Trust                                            13,400         640
 State Street Boston                                       12,100         470
                                                                      -------
                                                                        3,092
                                                                      -------
FOOD, BEVERAGE & TOBACCO 5.1%
 General Mills                                              5,300         304
 Sara Lee                                                   8,900         261
 UST                                                       27,000         811
                                                                      -------
                                                                        1,376
                                                                      -------

                                                          Shares/
                                                           Face       Market
                                                          Amount       Value
                                                           (000)       (000)
-----------------------------------------------------------------------------
HEALTHCARE 8.2%
 Johnson & Johnson                                          3,700     $   302
 Mallinckrodt Group                                         7,000         243
 Pfizer                                                     9,200         528
 Sierra Health Services*                                   25,000         715
 US Healthcare                                             11,400         439
                                                                      -------
                                                                        2,227
                                                                      -------
MEDIA 10.7%
 Dimac*                                                     4,800         125
 E.W. Scripps                                              10,600         400
 Gannett                                                   20,400       1,109
 Harte-Hanks Communications*                               22,700         687
 Omnicom Group                                              9,200         588
                                                                      -------
                                                                        2,909
                                                                      -------
METALS & MINING 1.3%
 Reynolds Metals                                            6,900         348
                                                                      -------
MULTIPLE INDUSTRY 2.8%
 General Electric                                          12,200         772
                                                                      -------
PACKAGING 2.3%
 Sealed Air*                                               23,600         622
                                                                      -------
RAILROADS 5.1%
 Burlington Northern Santa Fe                               8,600         721
 Southern Pacific Rail*                                    30,000         668
                                                                      -------
                                                                        1,389
                                                                      -------
RETAIL 1.7%
 CML Group                                                 42,700         246
 Sears Roebuck                                              6,100         207
                                                                      -------
                                                                          453
                                                                      -------
SPECIALTY CHEMICALS 9.6%
 Great Lakes Chemical                                      10,700         718
 Loctite                                                   14,700         695
 Lubrizol                                                   4,600         132
 McWhorter Technologies*                                   24,300         365
 Sherwin Williams                                          18,900         711
                                                                      -------
                                                                        2,621
                                                                      -------
SPECIALTY MACHINERY 1.3%
 York International                                         8,100         354
                                                                      -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

                                                           Face       Market
                                                          Amount       Value
FMC SELECT FUND (concluded)                               (000)        (000)
-----------------------------------------------------------------------------
TOTAL COMMON STOCK
 (Cost $21,175,499)                                                   $23,069
                                                                      -------
U.S. TREASURY OBLIGATIONS 7.9%
 United States Treasury Bills
  5.350%, 11/02/95                                            20           20
  5.400%, 11/09/95                                            85           85
  5.300%, 11/16/95                                            14           14
  5.375%, 11/24/95                                           365          363
  5.330%, 11/30/95                                            72           72
  5.300%, 12/07/95                                           277          276
  5.200%, 12/14/95                                            53           53
  5.150%, 12/21/95                                           267          265
  5.350%, 01/04/96                                           181          179
  5.210%, 01/11/96                                            22           22
 United States Treasury Notes
  6.875%, 07/31/99                                           250          259
  8.750%, 08/15/00                                           250          280
  8.000%, 05/15/01                                           250          275
                                                                      -------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $2,145,151)                                                      2,163
                                                                      -------
CORPORATE OBLIGATIONS 4.3%
 AON
  7.400%, 10/01/02                                           150          157
 Bellsouth Trust MTN
  9.190%, 07/01/03                                           178          198
 Commercial Credit
  7.750%, 03/01/05                                           150          161
 General Motors MTN
  8.875%, 05/15/03                                           150          169
 Marriott International
  7.875%, 04/15/05                                           150          160
 Philip Morris
  7.250%, 01/15/03                                           150          154
 United Postal Savings
  9.000%, 07/26/99                                           150          165
                                                                      -------
TOTAL CORPORATE OBLIGATIONS
 (Cost $1,139,048)                                                      1,164
                                                                      -------

                                                           Face       Market
                                                          Amount       Value
                                                          (000)        (000)
-----------------------------------------------------------------------------
GOVERNMENT BOND 2.8%
 Federal Home Loan Mortgage Corporation
  Callable 6/15/00 @ 100
  6.830%, 06/15/05                                           250      $   252
 Federal National Mortgage Association
  8.500%, 01/13/00                                           250          262
 Federal National Mortgage Association
  Principal STRIPS Callable 11/1/96
  0%, 11/01/01                                               250          235
                                                                      -------
TOTAL GOVERNMENT BOND
 (Cost $737,541)                                                          749
                                                                      -------
TOTAL INVESTMENTS 99.8%
 (Cost $25,197,239)                                                    27,145
                                                                      -------
OTHER ASSETS AND LIABILITIES 0.2%
 Other Assets and Liabilities, Net                                         57
                                                                      -------
NET ASSETS:
 Portfolio shares (unlimited
  authorization--no par value)
  based on 2,479,124 shares of
  beneficial interest                                                  25,154
 Undistributed net investment income                                       23
 Accumulated net realized gain on investments                              77
 Net unrealized appreciation on investments                             1,948
                                                                      -------
TOTAL NET ASSETS: (100.0%)                                            $27,202
                                                                      =======
 Net Asset Value, Offering Price
  and Redemption Price Per Share                                      $ 10.97
                                                                      =======

* Non-Income producing security
STRIPS Separate Trading of Registered Interest and Principal Securities MTN--Medium-Term Note

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

For the period ended October 31, 1995

                                                                         FMC
                                                                       SELECT
                                                                        FUND
                                                                     -----------
                                                                     5/08/95 (1)
                                                                     TO 10/31/95
                                                                        (000)
--------------------------------------------------------------------------------
Investment Income:
 Dividend Income...................................................    $  168
 Interest Income...................................................       178
--------------------------------------------------------------------------------
  Total Investment Income..........................................    $  346
--------------------------------------------------------------------------------
Expenses:
 Investment Advisory Fees..........................................    $   90
 Reimbursements by Adviser.........................................       (54)
 Administrative Fees...............................................        36
 Custodian Fees....................................................         4
 Professional Fees.................................................        14
 Transfer Agent Fees...............................................         8
 Printing Fees.....................................................         5
 Directors' Fees...................................................         2
 Registration and Filing Fees......................................        14
 Pricing Fees......................................................         1
 Insurance and Other Fees..........................................         3
 Amortization of Deferred Organizational Costs.....................         1
--------------------------------------------------------------------------------
  Total Expenses...................................................       124
--------------------------------------------------------------------------------
   Net Investment Income...........................................       222
--------------------------------------------------------------------------------
 Net Realized Gain from Securities Sold............................        77
 Net Unrealized Appreciation of Investment Securities..............     1,948
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain on Investments..................    $2,025
--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations..............    $2,247
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The FMC Select Fund Commenced operations on May 8, 1995.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

For the Period Ended October 31, 1995

                                                                         FMC
                                                                       SELECT
                                                                        FUND
                                                                     -----------
                                                                     5/08/95(2)
                                                                     TO 10/31/95
                                                                        (000)
--------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income............................................    $   222
  Net Realized Gain on Securities Sold.............................         77
  Net Unrealized Appreciation of Investment Securities.............      1,948
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations............      2,247
--------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income............................................       (199)
--------------------------------------------------------------------------------
   Total Distributions.............................................       (199)
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Issued....................................................     25,763
  Shares Issued in Lieu of Cash Distributions......................        --
  Shares Redeemed..................................................       (609)
--------------------------------------------------------------------------------
  Increase in Net Assets Derived from Capital Share Transactions...     25,154
--------------------------------------------------------------------------------
   Total Increase in Net Assets....................................     27,202
--------------------------------------------------------------------------------
Net Assets:
  Beginning of Period..............................................        --
--------------------------------------------------------------------------------
  End of Period....................................................    $27,202
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Shares Issued....................................................      2,536
  Issued in Lieu of Cash Distributions.............................        --
  Redeemed.........................................................        (57)
--------------------------------------------------------------------------------
  Net Increase in Share Transactions...............................      2,479
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(2) The FMC Select Fund commenced operations on May 8, 1995.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

For a Share Outstanding Throughout the Period

            Net                                                              Net                  Net                  Ratio
           Asset               Realized and   Distributions Distributions   Asset               Assets      Ratio      of Net
           Value      Net       Unrealized      from Net        from        Value                 End    of Expenses   Income
         Beginning Investment Gains or Losses  Investment      Capital       End      Total    of Period to Average  to Average
         of Period   Income    on Securities     Income         Gains     of Period Return (1)   (000)   Net Assets  Net Assets
         --------- ---------- --------------- ------------- ------------- --------- ---------- --------- ----------- ----------
--------------------------
FMC SELECT FUND
---------------
1995(2)   $10.00      0.10         0.96           (0.09)         --        $10.97     10.60%    $27,202     1.10%*     1.96%*
                              Ratio
              Ratio          of Net
           of Expenses    Income (Loss)
           to Average      to Average
           Net Assets      Net Assets    Portfolio
           (Excluding      (Excluding    Turnover
         Reimbursements) Reimbursements)   Rate
         --------------- --------------- ---------
--------------------------
FMC SELECT FUND
---------------
1995(2)       1.57%*          1.49%*       1.87%

  * Annualized
(1) Total Return is cumulative since inception.
(2) The FMC Select Fund commenced operations on May 8, 1995.

   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

1. Organization:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eleven portfolios. The financial statements herein present those of the FMC Select Fund (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

  Security Valuation -- Investment in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

  Federal Income Taxes -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal Income taxes is required.

  Security Transactions and Related Income --Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest Income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

  Net Asset Value Per Share -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

  Other -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

  Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

  Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

3. Organization Costs and Transactions with Affiliates:

The Fund incurred organization costs of approximately $22,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period

NOTES TO FINANCIAL STATEMENTS (concluded)        THE ADVISORS' INNER CIRCLE FUND

October 31, 1995

that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $11,000 for organizational work performed by a law firm of which an officer of the Fund is a partner.

Certain officers and trustees of the Trust are also officers of SEI Financial Management Company (the "Administrator") and/or SEI Financial Services Company (the "Distributor"). Such officers and trustees are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .20% of the Fund's average daily net assets.

DST Systems Inc., 811 Main Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. Investment Advisory and Custodian Agreements:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .80% of the Fund's average daily net assets. The Adviser has on a voluntary basis, agreed to reimburse Fund expenses in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets of the Fund. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold in the Fund.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended October 31, 1995 are as follows:

                                                                      FMC SELECT
                                                                         FUND
                                                                        (000)
                                                                      ----------
Purchases
 Government..........................................................  $ 1,534
 Other...............................................................   22,635
Sales
 Government..........................................................  $   --
 Other...............................................................      396

At October 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1995, is as follows:

                                                                      FMC SELECT
                                                                         FUND
                                                                        (000)
                                                                      ----------
Aggregate gross unrealized appreciation..............................   $2,381
Aggregate gross unrealized depreciation..............................     (433)
                                                                        ------
Net unrealized appreciation..........................................   $1,948
                                                                        ======

                             NOTICE TO SHAREHOLDERS
                                       OF
                        THE ADVISORS' INNER CIRCLE FUND
                                  (UNAUDITED)

For the shareholders that do not have an October 31, 1995 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1995 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1995, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                            (A)           (B)
                                         LONG TERM     ORDINARY         (C)
                                       CAPITAL GAIN     INCOME         TOTAL
                                       DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
     PORTFOLIO                          (TAX BASIS)   (TAX BASIS)   (TAX BASIS)
     ---------                         ------------- ------------- -------------
FMC Select Fund.......................       0%          100%          100%
                                            (D)           (E)           (F)
                                        QUALIFYING    TAX EXEMPT      FOREIGN
     PORTFOLIO                         DIVIDENDS(1)    INTEREST     TAX CREDIT
     ---------                         ------------- ------------- -------------
FMC Select Fund.......................      29%            0%            0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
  * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
 ** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     FUND:
                                FMC SELECT FUND
                                P.O. Box 419009
                           Kansas City, MO 64141-6009

                                    ADVISER:
                              FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                     TRUST:
                        THE ADVISORS' INNER CIRCLE FUND
                            680 East Swedesford Road
                                Wayne, PA 19087

                                  DISTRIBUTOR:
                         SEI FINANCIAL SERVICES COMPANY
                            680 East Swedesford Road
                                Wayne, PA 19087

                                 ADMINISTRATOR:
                        SEI FINANCIAL MANAGEMENT COMPANY
                            680 East Swedesford Road
                                Wayne, PA 19087

                                 LEGAL COUNSEL:
                            MORGAN, LEWIS & BOCKIUS
                               1800 M Street N.W.
                              Washington, DC 20006

                        INDEPENDENT PUBLIC ACCOUNTANTS:
                              ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

FMC-F-00301
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                FMC SELECT FUND

                                 ANNUAL REPORT
                                OCTOBER 31, 1995

ADVISED BY:

FIRST MANHATTAN CO.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                    FMC-F-003-01